Exhibit 99.1

HIGHLY CONFIDENTIAL June 2022 Analyst Day Presentation For further information on our company, please visit our website: allwynentertainment.com

General This presentation (the "Presentation") is for informational purposes only. The information provided in this Presentation pertaining to Allwyn AG and its subsidiaries, joint ventures and associates ("Allwyn" or the "Company“ or “we”), its business assets, strategy and operations has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between the Company and Cohn Robbins Holdings Corp. (the "SPAC") (the "Proposed Business Combination") as described in the Business Combination Agreement, dated as of January 21, 2022 (the “Merger Agreement”) by and among SPAC, the Company, Allwyn Entertainment AG, Allwyn US HoldCo LLC and Allwyn Sub LLC, and the private placement of securities in connection with the Proposed Business Combination, and for no other purpose, and shall not constitute an offer to sell, or a solicitation of an offer to buy, any securities, options, futures, or other derivatives related to securities, nor shall there be any sale of such securities or other derivatives in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The information contained herein does not purport to be all inclusive. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. Neither the U.S. Securities and Exchange Commission (the "SEC") nor any securities commission or similar regulatory agency of any other jurisdiction has reviewed, evaluated, approved or disapproved of the contents of this Presentation or the Proposed Business Combination or the securities or determined that this Presentation is truthful or complete, and the content of this Presentation is not prescribed by securities laws. Investors should consult with their counsel as to the applicable requirements with respect to any exemption under the Securities Act. The transfer of securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of the Proposed Business Combination or an investment in any securities or the Company or the SPAC and is not intended to form the basis of any decision with respect to any securities, the Company, the SPAC or the Proposed Business Combination. The consummation of the Proposed Business Combination will also be subject to other various risks and contingencies, including customary closing conditions. There can be no assurance that the Proposed Business Combination will be consummated with the terms described herein or otherwise. As such, the subject matter of these materials is evolving and is subject to further change by the Company and the SPAC in their joint and absolute discretion. “Allwyn” is a registered trademark of Allwyn International a.s. The Company intends to complete a rebranding of its parent/holding companies from “SAZKA” to “Allwyn”. The rebranding has not been completed and may take significant time to complete, may be subject to regulatory or other approvals in certain jurisdictions, and may not ultimately be completed. The projections herein and the assumptions underlying such projections differ from those disclosed in the Form F - 4 filed with the SEC by Allwyn on May 20, 2022; the projections included in the Form F - 4 were those provided by Allwyn and reviewed by the Cohn Robbins Board in approving the Proposed Business Combination, as included in the investor presentation filed with the SEC by Cohn Robbins on January 21, 2022. No Representations or Warranties and Industry and Market Data No representations or warranties, express or implied, are given in, or in respect of, this Presentation. While the information in this Presentation is believed to be accurate and reliable, the Company, SPAC and their respective agents, advisors, directors, officers, employees and shareholders make no representation or warranties, expressed or implied, as to the accuracy or completeness of such information and the Company and SPAC expressly disclaim any and all liability that may be based on such information or errors or omissions thereof. To the fullest extent permitted by law in no circumstances will the Company, the SPAC or any of their respective subsidiaries, equity holders, affiliates, directors, officers, employees, representatives, advisers or agents be responsible or liable for a direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes (including, but not limited to, the H2GC report, which was commissioned by the Company). This information involves many assumptions and limitations; therefore, there can be no guarantee as to the accuracy or reliability of such assumptions and recipients are cautioned not to give undue weight to this information. Neither the Company nor the SPAC has independently verified the data obtained from these sources and no representation is made as to the accuracy, reasonableness or completeness any projections or modelling or any other information contained herein and neither the Company nor the SPAC undertake, and the Company and the SPAC expressly disclaim, any obligation to comment on the expectations of, or statements made by, third parties in respect of the matters discussed in this Presentation. Any data on past performance or modelling contained herein is not an indication as to future performance. This Presentation does not take into account, nor does it provide and nor should it be construed as providing, any tax, legal, regulatory, business, financial, accounting or investment advice or opinion regarding the specific investment objectives or financial situation of any person. Recipients of this Presentation should consult their own legal, regulatory, tax, business, financial and accounting advisors to the extent they deem necessary, and each recipient must make its own evaluation of the Company, the SPAC and the transactions contemplated in this Presentation and of the relevance and adequacy of the information. The information contained in this Presentation only speaks at the date of this Presentation. Neither the delivery of this Presentation nor any further discussions of the Company’s or the SPAC's businesses with the recipient thereof shall, under any circumstances, create any implication that there has been no change in the affairs of the Company’s or the SPAC's businesses since the date of this Presentation. The Company and the SPAC reserve the right to amend or replace the information contained herein, in part or entirely, at any time, and undertake no obligation to provide the recipient with access to the amended information or to notify the recipient thereof. Trademarks The Company, the SPAC and their respective affiliates own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with the Company, the SPAC or any of their respective affiliates, or an endorsement or sponsorship by or of the Company, the SPAC or such affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the TM, SM or © symbols, but such references are not intended to indicate, in any way, that the Company, the SPAC, their respective affiliates or any third parties whose trademarks are referenced herein will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names. Certain Financial Measures and Calculations Certain financial and statistical information in this Presentation has been subject to rounding off adjustments. Accordingly, the sum of certain data may not conform to the expressed total. The Company uses several key operating measures, including but not limited to Amount wagered, Operating EBITDA, Operating EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, capital expenditures and Cash Conversion, to track the performance of its portfolio and business. None of these items, including with certain unaudited numbers in the information, are a measure of financial performance under GAAP or IFRS, nor have these measures been audited or reviewed by an external auditor, consultant or expert. These measures are derived from management information systems. These items are an addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP or IFRS, and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or IFRS. As these terms are defined by the Company's management and are not determined in accordance with GAAP or IFRS, thus being susceptible to varying calculation, the measures presented may not be comparable to other similarly titled measures terms used by other companies. Any such information, measure or estimate should therefore not be regarded as an indication, forecast or representation by the Company, the SPAC or any other person regarding the Company's operating or financial performance for the respective period. The Company believes that these measures of financial results (including on a forward - looking basis) provide useful supplemental information to investors about the Company. However, there are a number of limitations related to the use of these measures in connection with their nearest equivalents which have been prepared in accordance with GAAP or IFRS. For example, other companies may calculate such other measures differently, or may use other measures to calculate their financial performance, and therefore the Company's measures may not be directly comparable to similarly titled measures of other companies. The principal limitation of these financial measures is that they exclude items that are significant in understanding and assessing the Company's financial results, including significant expenses, income and tax liabilities that are required by GAAP and/or IFRS to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgements by the Company about which expense and income are excluded or included in determining these financial measures. While the Company and the SPAC believe the information set forth in this Presentation is reasonable, it is inherently subject to modification in connection with their ongoing review or audit procedures and such modifications may be material. Accordingly, such information and data may not be included, may be adjusted or may be presented differently in any proxy statement, prospectus or registration statement or other report or document to be filed with or furnished to the SEC by the Company, the SPAC and/or their respective affiliates. Disclaimer

Forward Looking Statements, Financial Projections and Financial Targets Certain information in this Presentation and oral statements made in connection with this Presentation are forward - looking. Forward - looking statements include, without limitation, statements regarding the estimated future financial performance, financial position and financial impacts of the Proposed Business Combination and the satisfaction of closing conditions to the Proposed Business Combination. Words or phrases such as "anticipate," "objective," "may," "will," "might," "seem," "should," "could," "can," "intend," "expect," "believe," "estimate," "predict," "potential," "plan," "is designed to," "would," "continue," "project," "possible," "seek," "future," "outlook," "strive," "strategy," "opportunity," "will continue," "will likely result" or similar expressions suggest future outcomes but the absence of these words does not mean that a statement is not forward - looking. When the Company or the SPAC discuss their strategies or plans, including as they relate to the Proposed Business Combination, they are making projections and using forward - looking statements. These forward - looking statements include, but are not limited, statements regarding estimates, forecasts of other financial and performance metrics, projections of market opportunity and other characterizations of future events or circumstances, including any underlying assumptions. Forward - looking statements, financial projections and financial targets are based on the opinions and estimates of management at the date the statements are made, and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward - looking statements, financial projections and financial targets. Although we believe that the expectations reflected in the forward - looking statements and financial projections are reasonable, there can be no assurance that such expectations will prove to be correct. None of the Company’s or the SPAC's independent auditor, nor any other independent accountants, have applied, examined or performed any procedures with respect to the financial targets, nor have they expressed any opinion or any other form of assurance on the financial targets or their achievability. These forward - looking statements are provided for illustrative purposes only and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. The financial targets constitute forward - looking statements and are not guarantees of future financial performance. The Company and the SPAC cannot guarantee future results, level of activity, performance or achievements and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward - looking statements, financial projections and financial targets as actual events and circumstances are difficult or impossible to predict and may differ from assumptions. While in some cases presented with numerical specificity, by their nature, forward - looking statements, financial projections and financial targets involve numerous assumptions, known and unknown risks and uncertainties, both general and specific, that contribute to the possibility that the predictions, forecasts, projections and other forward - looking information will not occur, which may cause the Company's actual performance and financial results in future periods to differ materially from any estimates or projections or targets of future performance or results expressed or implied by such forward - looking statements, financial projections and financial targets. Many actual events and circumstances are beyond the control of the Company or the SPAC. There may be additional risks that neither the Company nor the SPAC presently know, or that the Company or the SPAC currently believe are immaterial, that could also cause actual results to differ from those contained in the forward - looking statements. The financial targets reflect the Company’s subjective judgements in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business, economic, financial and other developments. Accordingly, such assumptions may change or may not materialize at all. The forward - looking statements, financial projections and financial targets contained in this Presentation are expressly qualified by this cautionary statement. While the Company and the SPAC may elect to update these forward - looking statements at some point in the future, except as required by law, the Company and the SPAC specifically disclaim any obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events. None of the Company, the SPAC or their respective boards of directors, senior management or any of their respective affiliates, advisers, officers, directors or representatives can give any assurance that the financial targets will be realized or that actual results will not vary significantly from the financial targets. This Presentation contains financial, operational, industry and market projections, including financial forecasts for the Company with respect to certain financial results for the Company's fiscal years 2021 through 2023. Neither the Company's nor the SPAC's independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation and no independent auditor has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. Our consolidated financial statements are in the process of being prepared in accordance with IFRS - IASB and audited in accordance with PCAOB standards. Accordingly, our historical financial results and financial forecast information are preliminary and subject to change, which change may be material, based on the completion of our financial closing procedures and any adjustments that may result from the preparation of our financial statements in accordance with IFRS - IASB and completion of the audits of our financial statements in accordance with PCAOB standards. While all financial, operational, industry and market projections, estimates and targets are necessarily speculative, the Company and he SPAC believe that the preparation of prospective financial, operational, industry and market information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Actual results will differ, and may differ materially, from the results contemplated by the projected financial, operational, industry and market information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The risk factor titles presented in this Presentation are certain of the risks related to the business of the Company, the SPAC and the Proposed Business Combination, and such list is not exhaustive. The list in this Presentation is qualified in its entirety by disclosures contained in future documents filed or furnished by the Company and the SPAC with the SEC with respect to the Proposed Business Combination. Additional Information About the Proposed Business Combination and Where to Find It In connection with the Proposed Business Combination the Company has filed a Registration Statement on Form F - 4 with the SEC (as amended or the supplemented through the date hereof, the "Registration Statement"), which includes a proxy statement of SPAC and a prospectus of Allwyn Entertainment AG. Copies of the Registration Statement, the proxy statement/prospectus and all other relevant materials filed or that will be filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. Participants in the Solicitation and Addressees The Company and the SPAC and their respective directors, certain of their respective executive officers and other members of management and employees, under SEC rules, may be considered participants in the solicitation of proxies of the SPAC's shareholders in connection with the Proposed Business Combination. This Presentation does not contain all the information that should be considered in the Proposed Business Combination. It is not intended to form any basis of any investment decision or any decision in respect to the Proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Proposed business combination of the SPACs directors and officers in the SPAC's filings with the SEC, including the SPAC’s registration statement on Form S - 1, which was originally filed with the SEC on July 31, 2020. To the extent that holdings of the SPAC’s securities have changed from the amounts reported in the SPAC’s registration statement on Form S - 1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the SPAC’s stockholders in connection with the Proposed Business Combination. Investors and security holders of the SPAC and the Company are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Proposed Business Combination. Investors and security holders will be able to obtain free copies of the proxy statement and other documents containing important information about the SPAC and the Company through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the SPAC can be obtained free of charge by directing a written request to Cohn Robbins Holdings Corp., 1000 N. West Street, Suite 1200, Wilmington, DE 19801. This Presentation does not constitute, or form part of, an offer to sell, or a solicitation of an offer to purchase, any securities in the United States. Any securities referred to herein have not been registered, and will not be registered, under the Securities Act, or under the securities laws of any state or other jurisdiction of the United States. None of the securities can be offered, sold, pledged or otherwise transferred, directly or indirectly, within or into the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. This Presentation does not constitute a “prospectus” within the meaning of the Securities Act. Disclaimer (Continued)

Welcome to Allwyn’s Analyst Day Opening Remarks by KKCG Founder, Karel Komarek 4

To Be Embedded – Sizzle Video 5

Clifton S. Robbins Co - Founder Gary D. Cohn Co - Founder Robert Chvatal CEO Kenneth Morton CFO Stepan Dlouhy CIO Natalie Alderson Director Ales Vesely CEO of Czech Operations 6

Today’s agenda A Introduction to Allwyn B Overview and Highlights 1 Lottery Industry Overview 2 Organic Growth 3 Inorganic Growth 4 Financial Overview C Valuation Framework D Appendix 5 7 Management Team

Introduction to Allwyn 8

Allwyn at a glance – A leading lottery operator…

Leadership

#1 lottery operator across 5 markets[1] — Austria, Czech Republic, Greece and Cyprus, Italy

Scale

€19bn FY21A wagers[2]

Up to 84% surveyed adult population play lottery[1, 3]

91mm population in Allwyn's operating markets[1, 4]

Financial strength *(Pro Rata)*[5]

€1,661mm 2022E net gaming revenue (**+17%** 18A-22E CAGR)

€751mm 2022E adj. EBITDA (**45%** margin)

€638mm 2022E adj. EBITDA – capex (**85%** cash conversion[6])

Diversified business *(Pro Rata)*[5]

Split by product[7]



VLT and casinos
Sports betting
iGaming[8]
Lottery
FY21A
9%
9%
10%
71%

Split by geography[7]



FY21A
32%
27%
16%
25%

Online share (FY21A)[7]

Market	Online share
Austria	26%
Czech Republic	38%
Greece and Cyprus	27%

Selected as Preferred Applicant for UK National Lottery[9]

UK

€11bn 2022E lottery wagers[1, 10]

67mm Total population[1]

Selected new markets being targeted

US

€102bn 2022E lottery wagers[1, 10]

330mm Total population[1]

Source: Company information, Management estimates (subject to material change)

1) Based on market data sourced from H2GC
2) Calculated as the aggregate wagers for Allwyn's key operating entities on a 100% basis (SAZKA a.s., OPAP, CASAG, Lottoitalia)
3) Adult population playing lottery in Austria (84%), Czech Republic (73%), Greece (56%), Italy (34%), as of 2019
4) Population of Austria, Cyprus, Czech Republic, Greece and Italy, as of 2020
5) Financial forecasts are based on latest management estimates (subject to material change); figures are presented pro rata for Allwyn's economic interest in group operating companies
6) Cash conversion calculated as (Adj. EBITDA – capex) / Adj. EBITDA; capex = acquisition of property, plant and equipment and intangible assets
7) Split based on pro rata gross gaming revenue ("GGR"); amount wagered x payout used as proxy for GGR for Lottoitalia; Lottoitalia's revenue consists of revenue from contract with customers, calculated as 6% of amount wagered
8) iGaming includes online casino, online slots, online poker, online bingo and other online only; online sales of products which are also sold through physical retail channel included under respective product
9) The award of the UKNL license is currently being contested in a legal challenge. Unless the challenge is successful, Allwyn Entertainment Ltd will be confirmed as the incoming UKNL operator and, subject to a successful period of transition, would become the operator of the UKNL with effect from February 2024
10) Includes gross wagers for State Lottery lottery-style games only (i.e. excludes VLTs / sportsbetting / offshore lottery)

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10 1) Based on H2GC data; Adult population playing lottery in Austria (84%), Czech Republic (73%), Greece (56%), Italy (34%), as of 2019 Retail and Online sales Up to 84% of adult population in certain operating markets 1 National or local government that oversees lottery within a jurisdiction Operate lottery on behalf of government, managing brand and point of sale network Retailers and agents … positioned in a sweet spot of the lottery ecosystem Consumers Retailers’ kiosks, convenience stores, supermarkets, outlet stores Provide instant game products and systems technology for draw - based games, e.g. powerball Government entities Licenses and regulation Agency agreements Product and technology suppliers Consumer - focused lottery operators Land - based sales Technology and services EU US

11 Our platform for organic and inorganic growth 1 High Performance Teams Local focus supported by international expertise, providing attractive scope for talent growth 2 Innovation Expansion of our lottery games portfolio, iGaming and sports betting 3 Digitization Transforming our CRM, making games more engaging, relevant, and safe, and registering users 4 Efficiency Digitally and operationally driven 5 Gaming Safety / ESG Pioneering new approaches to the enhancement of safer gaming as an Allwyn - wide global ESG initiative 6 Inorganic Growth Strong track record of acquiring businesses with attractive potential and creating value by improving their performance and applying our operating techniques

12 How Allwyn operates Our platform enables our strategy Source: Company information Lottery - led platform Local teams M&A and tenders Product innovations Online and digital Scale with suppliers Tech strategy Operations Product strategy Marketing Regulatory relations

Source: Company information 13 1) iGaming includes online casino, online slots, online poker, online bingo and other online only; online sales of products which are also sold through physical retail channel included under respective product 2) In Cyprus OPAP only offers numerical lotteries and sports betting 3) Data not reflective of Allwyn ownership/presence and is specific to the UKNL. Allwyn has been selected as Preferred Applicant for UK National Lottery. The award of the UKNL license is currently being contested in a legal challenge. Unless the challenge is successful, Allwyn Entertainment Ltd will be confirmed as the incoming UKNL operator and, subject to a successful period of transition, would become the operator of the UKNL with effect from February 2024. Offerings include a broad range of gaming products via physical retail and online channels Current Allwyn Offerings Product currently offered Austria Czech Republic Greece and Cyprus 2 Physical Online Physical Online Physical Online Physical retail retail retail retail Italy Online United Kingdom 3 Physical Online retail Lotteries National jackpot game Pan - European jackpot game Fast game Annuity game … Other numerical lotteries € Instant lotteries iGaming 1 n/a n/a n/a n/a Sports betting VLTs and casinos n/a n/a n/a n/a UKNL Assets 3

14 Our vision for 2025 – bringing the excitement of winning to everyday life Source: Company information Proposition Content Channels Omni - channel with fully digitalized retail Rapidly growing online channel and data - driven CRM Digital - focused gaming entertainment platform, built on lottery A leading lottery - led gaming entertainment platform 2025E 2022 to date Lottery Sports betting Casino Online casino VLTs Ancillary services 5 existing countries + plans for UK + US + further global expansion 5 European countries iLottery iGaming VLTs Lottery Sports betting Ancillary services Reach Technology Control over tech stack through combination of in - house and third - party technologies Increasingly proprietary tech stack

Source: Company information, UK Gambling Commission 15 1) The award of the UKNL license is currently being contested in a legal challenge. Unless the challenge is successful, Allwyn Entertainment Ltd will be confirmed as the incoming UKNL operator and, subject to a successful period of transition, would Significant strategic progress already achieved since transaction announcement What We Said We Would Do… become the operator of the UKNL with effect from February 2024. 2) Based on Camelot annual report for the year ended 31 - Mar - 21, c.£140mm EBITDA converted to € at spot rate of 1.18 EUR per GBP, sourced from CapIQ, as of 27 - May - 22 3) Deal multiple based on €327mm purchase price and OPAP €50m pro rata EBITDA, based on 6.9% stake of OPAP FY22 EBITDA management guidance of €720 to €740mm Digital - led Organic Growth … What We Have Achieved Already Continued Focus on Building Stakes in Existing Businesses January 2022 Pursue Attractive Opportunities to Expand in the US and Untapped European Markets Named Preferred Bidder of the UK National Lottery 1 Historically worth an estimated €165m in annual EBITDA 2 €327m Stake Acquisition in OPAP Increasing Allwyn’s economic interest from 41.2% to 48.2% ― at an accretive 6.5x 2022E EBITDA multiple 3 Record - High Online Active Players On track for 24% organic NGR growth in 2022 June 2022 Enter New Markets Inorganic Growth Organic Growth

16 Overview and Highlights

17 1) Global lottery sales, sourced from H2GC Operates in ~$300bn 1 global lottery industry, which is poised for growth through increased digitization Highly cash generative business, making funding available for organic and inorganic growth (e.g. M&A opportunities) Strong organic growth driven by data analytics, cross - selling, and growing online customer base Allwyn’s key investment highlights 1 2 Successful M&A track record with attractive opportunities for expansion in new markets 3 4 Experienced board and management team with long industry track record 5

18 Lottery Industry Overview

47 71 89 93 95 99 105 107 128 140 147 154 161 130 115 159 167 168 175 176 166 167 175 184 190 196 1 3 7 9 10 12 15 21 26 31 36 42 48 $ 163 $ 204 $ 255 $ 268 $ 273 $ 286 $ 297 $ 295 $ 321 $ 347 $ 367 $ 385 $ 405 2005A 2010A 2015A 2016A 2020A 2021A Draw - Based Games 2022E 2023E 2024E 2025E 2017A 2018A 2019A Instant Games and Other iLottery 22.1% 4.2% 16.3% 5.8% 2.4% 6.4% CAGR (%) Note: Lottery wagers include State Lottery style games only, and do not include VLTs; Lottery wagers assume historical and projected global iLottery payout ratio of ~60%. iLottery is excluded from Instant Games and 21A – 25E CAGR (%) Consumer spend on lottery grew at a 4.3% CAGR over the last 16 years, and from 21A - 25E is expected to grow at a 6.0% CAGR driven by expected continued growth of digital lottery Global annual lottery wagers ($bn) 1 05A – 21A Lottery: a ~$300bn global industry The largest constituent of the global gaming ecosystem… Global sales / wagers (2019A) ($bn) (1) Other and Draw - Based Games based on 2020A percentage of total 1) Assumes historical and projected global iLottery payout ratio of ~60%. 2021 figures for iLottery based on projections from H2GC, instant games and other and draw - based games based on actuals 1 $297 $146 $74 $23 Lottery Casino Sports Betting iGaming 19 Source: H2GC. EUR:USD spot rate of 1.07 applied, sourced from CapIQ, as of 27 - May - 22 $15 …With significant potential for increased online penetration iLottery Wagers ($m) Online Penetration iLottery 2019A iLottery 2025E (%) 6.5% 13.7% $48

1

Appealing characteristics of lottery drive high participation

Lottery appeals to wide range of demographics, creating strong basis for cross-selling

Lottery product characteristics...

- Life-changing wins
- Location + experience-based entertainment
- Personalized content
- Low cost product

+

Favorable industry features relative to other gaming segments

- Positive public perception
- Clear and stable regulatory environment
- Winner-takes-all characteristics
- Strong trusted brands

=

Strong basis for cross-selling

... Enable high participation across market populations...

% adult population playing lottery[1]

By Country

Austria	Czech Republic	Greece	United Kingdom[2]	Italy
84%	73%	56%	44%	34%

... And is popular among surveyed men and women[3]


% of men who play
47%


% of women who play
41%

Source: H2GC, UK DCMS Taking Part Survey (2020)
1) Data as of 2019, except United Kingdom based on 2020, sourced from H2GC
2) Allwyn has been selected as Preferred Applicant for UK National Lottery. The award of the UKNL license is currently being contested in a legal challenge. Unless the challenge is successful, Allwyn Entertainment Ltd will be confirmed as the incoming UKNL operator and, subject to a successful period of transition, would become the operator of the UKNL with effect from February 2024.
3) In certain European jurisdictions; based on UK DCMS Taking Part Survey conducted in the UK

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Lotteries benefit from a relatively favorable public and regulatory perception, reflecting their differentiating characteristics[1]

1

	Lottery	Other Gaming
Public perception	✓ More acceptable, socially responsible ✓ Major contributor to good causes	▪ Greater regulatory and public scrutiny ▪ More negative perception of other types of gaming
Penetration rates	✓ High across population groups with lower stakes	▪ Typically niche with higher stakes
Regulation	✓ Well established regulatory framework ✓ Long-term regulatory relationships ✓ Long-term licenses ✓ Few established operators	▪ Varying regulatory regimes, some underdeveloped ▪ Numerous operators
Gaming Profile	✓ Safer gaming profile ✓ Infrequent paybacks	▪ High frequency gaming events ▪ Frequent near-wins to incentivize players

1) Based on data sourced from the Lithuanian Lottery Association and the Projektbericht Research Report

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Lottery's characteristics contribute to sector resilience

1



With advantageous attributes relative to other gaming segments
Easily accessed at local retailers and digitally
Potential life-changing wins
Evergreen, Mass-market Appeal
Low-cost product
Popular amongst surveyed men and women[1]



Performance during the Global Financial Crisis (08A-09A): YoY growth (%)
4.2%
Lottery
(1.5%)
Casino
(2.8%)
Sports Betting
(3.3%)
GDP



Performance during COVID-19 (19A-20A): YoY growth (%)
(0.7%)
Lottery
(4.6%)
GDP
(9.7%)
Sports Betting
(39.9%)
Casino

Source: H2GC, World Bank

Note: Lottery wagers include State Lottery style games only, and do not include VLTs, Sportsbetting; Casino, Sports Betting and iGaming figures represent gross win; GDP growth rates based on World Bank data for OECD countries only; Lottery wagers assume historical and projected global iLottery payout ratio of ~60%. iLottery is excluded from instant Games and Other and Draw-Based Games based on 2020A percentage of total

1) In certain European jurisdictions; based on UK DCMS Taking Part Survey conducted in the UK

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23 Source: H2GC 13 19 21 22 27 26 17 23 30 32 34 35 36 5 9 10 12 14 16 20 26 31 36 40 44 48 $18 $28 $31 $34 $41 $42 $37 $49 $61 $67 $74 $79 $84 2010A 2015A 2016A 2017A 2018A 2019A Land - based NGR 2020A Online NGR 2023E 2024E 2025E 2026E 2021E 2022E Online penetration (%) 57% Potential to increase online lottery penetration in Allwyn’s markets, based on trends in other developed countries’ global sports betting and lottery markets Global sports betting NGR ($bn) 49% 36% 32% 18% 16% 13% 11% 5% 3% Potential upside Further growth and profitability upside from increasing online penetration Share of online lottery GGR 2021E (%) Sports betting online penetration 2026E: 57% Czech Republic Allwyn operating markets License tender process ongoing CAGR (%) 10A - 21E 22E - 26E 9.3% 8.2% 15.9% 11.2% 5.1% 4.8% 1 … With upside potential from increasing online penetration Finland Denmark UK EU Greece Austria US Italy

24 Source: H2GC Note: Scaled to reflect 2015A total wagers within each country 1) Digital increase calculated as growth in digital wagers from 2015A – 2019A, as a percentage of digital wagers for 2015A 2) No data for Czech 2015A digital 2015A 2019A 2015A 2019A 2015A 2019A 2015A 2019A 2015A 2019A UK Online lottery grows total wagers in markets where it has been introduced Online lottery generally expands total market size and does not cannibalize the retail lottery market’s growth European retail and digital lottery wagers 1 Digital wagers 1 +26% Total growth +7% Total growth +32% Total growth +36% Total growth +68% Total growth +500% Digital growth +47% Digital growth +164% Digital growth +88% Digital growth Ireland Retail wagers France Hungary Czech Republic

25 The iLottery market is still underdeveloped and has an attractive growth outlook iLottery GGR 1 expected to grow at a significantly faster pace than total online gaming GGR Source: H2GC, 2021 (1) Gross gaming revenue as defined by H2GC Austria Czech Republic Italy Greece and Cyprus 1 United Kingdom 15.8% 17.0% 25.5% 25.3% 7.5% 10.7% 8.1% 8.1% 8.2% 6.6% GGR CAGR (2021 - 25E) iLottery Total online gaming

Incumbents enjoy advantages in license renewals Lotteries, by their nature, have certain characteristics that create strong barriers to entry Governments need proven trusted partners Responsible gaming credentials and corporate reputation are a must Brand ownership is critical in many markets Exclusive long - term concession create deep relationships with regulators and other stakeholders, as well as strong market knowledge 1 Relatively few peers given industry structure 26

Q&A 27

Organic Growth 28

Three pillars of organic growth Retail Lottery x Product innovation x De - anonymization through customer registration x New product launches Digital Lottery x New users x Grow customer spend x Product innovation Cross Sell x Build on trusted brands, lottery customer base and channels x New product launches x iCasino and Sportsbook current focus 2 29

30 (12%) vs Q4 2019 Innovation and de - anonymization drives steady growth in physical retail • Sales through physical retail remain strong when not impacted by COVID - 19 restrictions, demonstrating that online growth does not cannibalize physical retail sales • Allwyn has been rapidly de - anonymizing its retail customer base through loyalty programmes for physical retail customers • Gathering more data about customers allows us to implement enhanced player protection measures Austria GGR (Physical Retail Channel) 1,2 (€m) Greece and Cyprus GGR (Physical Retail Channel) 1,3 (€m) Czech Republic GGR (Physical Retail Channel) (€m) 1) Financials based on management accounts 2) Does not include casinos and sports betting operated under Tipp3 brand 3) Including Stoiximan for all periods for comparability +3% vs Q4 2019 +3% vs Q4 2019 Some impact on Q4 - 21 from COVID - 19 restrictions 2 327 172 171 52 287 90% 396 89% 381 88% 387 87% 440 83% 76% 83% 379 61% 30% 73% 79% 373 82% 388 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Retail share of total GGR (%) 52 55 56 69 57 45 51 65 61 63 59 71 84% 82% 78% 80% 74% 68% 68% 68% 64% 62% 61% 62% Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021

31 202 246 355 463 599 687 Pre - launch Apr 2021 Jun 2021 Sep 2021 Dec 2021 Mar 2022 Source: Company information Czech Republic case study: de - anonymized lottery share(%) Growing de - anonymized lottery share in physical retail • Physical retail loyalty program launched in 2017 in Czech Republic • New proposition “Wheel of Fortune” with second chance to win launched in August 2020 with the goal of increasing loyalty usage and enhancing the customer’s perception of winnability • The loyalty program counted 300,000 active customers in 2021, covering 23% of draw - based games turnover • Trend expected to continue in 2022, with further increase in share of de - anonymized spend expected • Using prior experience in Greece and Cyprus by successfully introducing loyalty rewards, growing the registered loyalty customer base by 240% within 1 year 4% 7% 13% 17% 23% 2017A 2018A 2019A 2020A 2021A Greece and Cyprus case study: evolution of registered customer base (‘000) 2

32 Cross - sell, new customers, and data drives online growth Austria GGR (Online Channel) 1,2 Greece and Cyprus GGR (Online Channel) 1,3 Czech Republic GGR (Online Channel) – New product launches 1) Financials based on management accounts 2) Does not include casinos and sports betting operated under Tipp3 brand 3) Including Stoiximan for all periods for comparability +61% vs Q4 2019 +157% vs Q4 2019 +32% vs Q4 2019 2 • Strong online momentum continued in 2021, including sales of lottery products through online channel and iGaming • Online growth supported by: – New users – Cross - selling, highlighting brands, website and app traffic from lottery players – Acquisition of leading online player in Greece, Stoiximan (consolidated from December 2020) 46 48 55 64 69 55 77 108 123 106 97 85 10% 11% 12% 13% 17% 24% 17% 39% 70% 27% 21% 18% Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 10 12 16 17 16% 18% 22% 20% 26% 32% 32% 32% 36% Q1 201 Share of total GGR (%)

Source: Company information 33 Note: F - 4 numbers to be updated in accordance with Q4 financials. 1) Average monthly active online customers are customers with at least one online purchase made on a particular gaming platform during a given month. Data for Austria is based on players for OLG and tipp3, for Czech Republic on SAZKA a.s., for Greece and Cyprus OPAP and Stoiximan Rapid growth in online customer base Allwyn has almost doubled online customers over the last two years Average monthly active online customers per quarter (000) 1 2 426 168 105 153 620 194 169 257 934 281 247 406 Czech Republic Austria +29% CAGR +54% CAGR +63% CAGR Q4 - 19A Q4 - 20A Q4 - 21A +48% CAGR Greece and Cyprus Q4 - 19A Q4 - 20A Q4 - 21A Q4 - 19A Q4 - 20A Q4 - 21A Q4 - 19A Q4 - 20A Q4 - 21A

2

Platform to cross-sell customers

Allwyn's customer base, brands, data and wide product offerings drive growing revenues by cohort

Cross-selling initiatives

- > Increase number of games



Lottery



iGaming



eScratch



Sportsbook

- > Loyalty programmes
- > Gamification

Expected results[2]

- ↑ ARPU
- ↑ LTV
- ↓ Churn Rates
- ↓ Average CAC

Czech Republic internal case study[1]: GGR per player cohort and YoY growth (%)


+81%
CAGR
+39%
+52%
+22%
+60%
+18%
+21%
+46%
+2%
+8%
+21%
2017A
2018A
2019A
2020A
2021A
2017 Cohort
2018 Cohort
2019 Cohort
2020 Cohort
2021 Cohort

Source: Company information
1) Based on aggregate online GGR across all products offered in Czech Republic
2) Based on management estimates (subject to material change)

34

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35 Supported by the strength of our trusted brands Source: Company information, H2GC 1) For OPAP 2) Used under license Austria Greece and Cyprus Italy Czech Republic n/a n/a n/a n/a n/a Key brands Sports betting iGaming Gaming arcades 87% 78% 100% 1 81% 2 2 2 2 2 Numerical lotteries Instant lotteries Unaided brand awareness € 2 2

Product launches and innovation across physical retail and online channels

2

Continuing to expand and improve product offering, user experience, and technology – selected innovations in 2021 and 2022 YTD

New and revitalized products / experiences


Nur am Freitag, den 13.
Mit 1 Mio. Euro extra!
LOTTO

NEW special event draws


Skupinové sázení
SKUPINOVÉ SÁZKY

NEW group play feature

NEW annuity jackpot game



NEW OPAP Store App

NEW Powerspin game features


opap

NEW Physical retail locations

New technology and user interface

STOIXIMAN GR

NEW in-house sports-betting platform



NEW sports-betting app enhancements



NEW iGaming app tournaments integration

Digitalizing physical retail



NEW retail loyalty plan



NEW beacons feature promotes in-store play via mobile

NEW PoS terminals, introducing digital signage and enabling personalized marketing

36

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2

Czech case study: From distressed asset to high performer

GGR evolution since Allwyn ownership (€m[1])

Czech Republic


121
140
150
181
192
206
251
286
315
408
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

2013-15

"Fix the basics"

- Renewed focus on customers and in building strong brands and positioning
- Extensive company transformation mainly in marketing / sales / product and technology
- New products – Eurojackpot, Sportka extra draws, new scratches, new daily keno games

2016-19

"Brick & Click" Company

- Launch of online offering - Digital Entertainment Hub
- Launch of new gaming verticals:
  - SAZKA Games (online casino)
  - Online scratches (pool games)
  - Free to play SAZKA Fantasy
- New sportsbook platform focusing on live betting / online
- Physical retail customers de-anonymization, focusing on customer loyalty – SAZKA Club roll out

2020-22+

SAZKA 2.0 – "Digital Future"

- More playful and **entertaining** SAZKA **brand**
- Significant **portfolio extension** – own and bespoke games
- Roll-out of next generation **central lottery system** (2020+) incl. new IGT contract
- Roll-out of a new physical retail format
- Internal development

Source: Company information
(1) Converted from CZK to EUR at average FX rate for each respective year

37

Czech case study: Strong online growth without retail cannibalization Strong online growth through increased customers value and loyalty • Continuing acquisition focus – registration of new customers • Increasing number of games / new gaming verticals • Gamification, user experience and real - time data - driven marketing • Cross - selling initiatives based on customers profile ”Knowing your customer” in retail – Allwyn continues to de - anonymize its customer base • Retail loyalty club to de - anonymize customers • Gamification initiatives to increase winning experience and frequency of visits at POS • Higher share of proactive and targeted sales at POS 45% Online share of total GGR as of Q2 2022 +181% GGR growth from 2019 to 2021 23% share of de - anonymized sales in retail in 2021 +10% GGR growth from 2019 to 2021 2 Online Retail 38 Source: Company information

Czech case study: innovation, gamification and cross - sell drive steady growth in online Key online growth drivers 2 • Exclusive games designed by Sazka, bespoke games, local themes customization • New gaming verticals, Fantasy and E - sport to attract young audience Portfolio Innovation • Gamification propositions across all gaming verticals • Fast market deployment powered by internal loyalty platform Gamification • Predictive modelling to identify cross sell potential • Innovative user interface and web analytics - Be where customer attention is Cross - sell +181% GGR growth from 2019 to 2021 39 Source: Company information

• • • Making iLottery more playful and entertaining - because the most frequent experience is non - winning Gamification proposition ‘Golden Wheel’ provides customers with a second chance to win a small prize Has improved gaming experience and increased frequency of bets Quick and massive adoption by iLottery customers Czech case study: iLottery retention and frequency is driven by gamification 47% of active customers participating 1 17% increase in customer Spend 1 2 40 Source: Company information (1) Data reflects last 6 months

Special user experience “floating fish” on Sazka home page Czech case study: Cross - sell delivering 9% of online monthly GGR driving the growth One stop shopping approach – all game verticals under sazka.cz umbrella • • • 90% increase of active players base during the promo 25% of active players were first time players 15% increase in customer spend Example: Cross - selling of iLottery players into eScratches 2 1.4 products played by customer on average 1 41 Source: Company information (1) Data as of May 2022 300% Increase of customer spend since 2017 1 9% Of online monthly GGR 1

Mobile Email / text Registered customer TV, print, online Anonymous customer Czech case study: Well - known brand, innovation and de - anonymization drives steady growth in retail Anonymous customer 2 • Mass market communication to attract regular and occasional players • Raffle promotions and event based draws to be not depended on jackpot level • Driving extra traffic to POS and online Brand / appealing promotions • Gathering customer data and behavior • Increasing the loyalty usage and frequency of visit at POS • Targeted communication and sales Loyalty club benefits and promotions 42 Source: Company information

2

High structural barriers to entry

Significant advantages for incumbents when licenses are up for renewal, creating deep competitive moat for Allwyn

	Current Allwyn Assets				UKNL Assets[1]	
	Austria	Czech Republic	Greece and Cyprus	Italy	United Kingdom	Total / Average
Brands owned by Allwyn	✓ Casinos Austria, tipp3, LOTTO	✓ Sportka Sazka, Sazka BET, Sazka Losy	✓[2] opap, Stoiximan	Owned by the regulator Gioco del LOTTO	N/A	✓
Established POS network[3]	5,100 One per 1,745 pop.	12,500 One per 856 pop.	13,000 One per 892 pop.	33,600 One per 1,792 pop.	44,000[4] One per 1,525 pop.	**64,200** *(excl. UK)* **One per 1,424 pop.**
Exclusive licenses / Dominant position	✓	✓[5]	✓	✓	✓[1]	✓
Market Share[6]	100% lotteries, casino and on-line lotteries / casino market share	94% numerical lotteries 86% instant-win games (100% market share in jackpot lotteries)	100% numerical lotteries 100% instant lotteries	79% numerical lotteries 100% in fixed odds	85% numerical lotteries[7]	✓
Long-term lottery concessions *(Length including extensions)*	15 years	N/A	30 years	9 years	10 years	**18 years** *(excl. UK)*
Established relationships *(Years in operation)*	36 years	66 years	64 years	29 years	N/A	**49 years**

Source: Company information

1) Selected as Preferred Applicant for UK National Lottery. The award of the UKNL license is currently being contested in a legal challenge. Unless the challenge is successful, Allwyn Entertainment Ltd will be confirmed as the incoming UKNL operator and, subject to a successful period of transition, would become the operator of the UKNL with effect from February 2024. Data not reflective of Allwyn ownership/presence and is specific to the UKNL
2) OPAP and Stoiximan brands owned; some game brands owned by the Greek state
3) Population data sourced from H2GC
4) Based on Camelot's disclosed retail partners
5) Based on 100% market share in jackpot lotteries as per Company data
6) All figures as per GGR 2020 for legal market with market size as per H2GC Oct-21 data. Figures for LOTTOITALIA market share are based on wagers
7) Based on UK National Lottery

43

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44 The gaming industry is highly regulated • • • • Not only are licenses required for gaming operations in each operational jurisdiction, but the scope of regulations is broad and includes for example: types of games, maximum bets, channels of distribution and marketing, taxation etc. Management and boards are also subject to very onerous probity tests and a high level of security and disclosure Allwyn holds all required licenses for its games offered across its jurisdictions, with majority of lottery licenses up for renewal between 2025 and 2030 Allwyn has a 100% track record of license renewal. In some cases, there is an upfront license payment. However, the gaming tax payments and good causes contributions paid during the license tenure by far exceed any fees paid upfront. Allwyn believes a strong operator, able to grow gaming revenues, is the most important criteria for governments when selecting an operator The incumbent usually has a significant advantage when it comes to renewal: 1 • Disruption of operations in the case of change of operator 2 • Risks of performance/business plan of a new operator without prior track record in the specific country/segment 3 • In some cases, the ownership of brands, distribution network, and other infrastructure are also barriers of entry 2

45 Our technology and supply strategy is a combination of in - house control of key strategic elements and third party technologies Strategic focus on standardization / centralization of key technologies and leveraging purchasing power Source: Company information. Austria Czech Republic Greece and Cyprus 3 rd Party technology In - House In - House 3 rd Party In - House In - House In - House In - House In - House 3 rd Party 3 rd Party 3 rd Party n.a. 3 rd Party 3 rd Party 3 rd Party n.a. 3 rd Party 3 rd Party 3 rd Party 3 rd Party 3 rd Party n.a. n.a. n.a. 3 rd Party (OPAP) In - House (OPAP) 3 rd Party (OPAP) 3 rd Party (OPAP) In - House (OPAP and Stoiximan) n.a. 3 rd Party (OPAP and Stoiximan) 3 rd Party (OPAP) 3 rd Party (OPAP) 3 rd Party (OPAP) 3 rd Party and In - House (OPAP ) In - House (Stoiximan) 3 rd Party and In - House (OPAP ) In - House (Stoiximan) Lottery Central System Terminals Scratchcards Sport Retail Sport Online PAM, Wallet iGaming iLottery Content/ Games VLT Central System VLT Central Machines Horse Racing 2

2

Allwyn embraces ESG pillars – making play better for all

Targets and actions

E

- Head office designed in accordance with **LEED Gold certificate criteria**
- **Management ambitions and actions towards optimizing energy consumption** and improving overall energy efficiency **in all operating companies**

S

- **Responsible gaming: a core Allwyn value**
  - All entities offering lottery games awarded the **highest responsible gaming certifications** issued by the World Lottery Association[1]
  - Austrian business[2] is the **first gaming company** worldwide to obtain certification according to the Responsible Gaming Standards by the **European Casino Association**
  - Annual **responsible gaming training** for retail partners
- **Strong philanthropic profile**
  - **Austrian Lotteries business provides €80mm in sports funding annually**
  - **"PCs for all"** campaign, providing computers to underprivileged families
  - **Founded key initiatives** in its local communities during the onset of the **COVID-19 pandemic**

G

- **Commitment to gender equity: 20% of board of directors and 40% of senior management are women**
- **Equal opportunities for employees creating an diverse and including environment**
- **Merit-based opportunities** without regard to gender, age, sexuality, disability, race, religion and more

Achievements and memberships

Key sponsor – VIXIO Gambling Compliance Global Regulatory Awards 2020	*2020 Lottery operator of the year* – GIA The Gaming Intelligence Awards 2020
Member – The European Lotteries	*Member; level 4 certification* – WLA World Lottery Association
Certified – U.S. Green Building Council LEED Gold USGBC	*Certified* – Please Play Responsibly, European Casino Association

ESG ratings[2]

SUSTAINALYTICS
ESG Risk Rating
24.3 Medium Risk
Negligible 0-10 | Low 10-20 | Medium 20-30 | High 30-40 | Severe 40+

Sources: Company reporting 2021 and 2020, Sustainalytics as of 11-Feb-2022
1) For LottoItalia, certification is held by our partner, IGT Lottery S.p.A.
2) ESG rating based on Sustainalytics ESG Risk Rating Report for Allwyn International as of November 2021. In 2014 Casinos Austria was the first company worldwide to boast a responsible gaming management system that was certified to European Casino Association (ECA) standards

46

allwyn

47 ESG initiatives – some examples Source: Company information Austria Greece and Cyprus Czech Republic • Supporting the renovation of the oldest and largest children’s hospitals since 2014 • Long term supporter of the Czech Olympic team Supporting culture • Partner of the Wiener Festwochen multidisciplinary arts festival since 1968 Supporting health Customer focused safety initiatives • Play wisely, a project launched by SAZKA, informs, allows self - testing and gives advice to players regarding responsible gambling (e.g. limits) with tutorials and explanations • SAZKA also offer self - exclusion, where the customer can request termination no earlier than one year after self - exclusion is requested Providing training for retail partners • All new Austrian Lotteries retail partners are required to complete a Responsible Gaming Basic Training course prior to commencement of their contract • Additionally, all retail partners receive face - to - face responsible gaming training at least once a year Protecting players with time and stake limits • Only customers who have set up a gaming card and set a self - imposed limit on time and money spent are allowed to play in OPAP's PLAY Stores, with a maximum bet per spin of €2 for all games conducted via Video Lottery Terminals Supporting sport Supporting communities Promoting responsible gaming 2

Q&A 48

Inorganic Growth 49

Buy and build track record

Demonstrated ability to expand platform through incremental M&A

3


UK National Lottery[1] (Preferred Applicant)
Stoiximan
Greece and Cyprus
österreichische LOTTERIEN
CASINOS AUSTRIA
Austria
LOTTOITALIA
Italy
opap
Greece and Cyprus
sazka
Czech Republic
Initial market entry
Acquisition of additional 6.9% indirect stake in OPAP
kaizen
BETANO
Acquisition of 36.75% stake in Kaizen outside Greece and Cyprus
UK National Lottery[1] Selected as the Preferred Applicant for the 4th National Lottery license
2012A
2013A
2014A
2015A
2016A
2017A
2018A
2019A
2020A
2021A
YTD-22A
Select M&A activity
Acquisition of a 50% stake in SAZKA a.s. (2011)
Acquisition of remaining 50% stake in SAZKA a.s.
Privatisation of 33.0% stake in OPAP
Acquisition of indirect 11.3% stake in CASAG
Successful tender of 32.5% LottoItalia
Acquisition of indirect 11.6% stake in Austrian Lotteries
Acquisition of additional 22.7% indirect stake in CASAG
SuperSport
Acquisition of 67% stake in SuperSport
Acquisition of 36.8% stake in Stoiximan and Betano
Sale plus monetary contributions for 25% stake in SAZKA Group
Acquisition of additional 17.2% stake in CASAG
Acquisition of 47.7% stake in Greek and Cypriot operations
New acquisition / license at tender
Increase in stake

Source: Company information

1) UK National Lottery. The award of the UKNL license is currently being contested in a legal challenge. Unless the challenge is successful, Allwyn Entertainment Ltd will be confirmed as the incoming UKNL operator and, subject to a successful period of transition, would become the operator of the UKNL with effect from February 2024

50

allwyn

Attractive opportunities to expand in the US and untapped European markets

3

Allwyn is a scaled operator with opportunities to take business model to new markets

Current European operating markets

AT CZ GR&CY IT


€28bn
2022E
wagers¹

■ allwyn
operating markets

Key European opportunities

UK NL EU

€13bn
2022E
wagers¹



US opportunities

US

€88bn
2022E
wagers¹



New market opportunities

- Lottery license tenders and privatizations
- Increasing stakes in existing businesses
- M&A opportunities
- Disciplined and selective approach

Source: H2GC
1) Lottery market wagers as of 2022E; includes gross wagers for State Lottery lottery-style games only (i.e. excludes VLTs / Sportsbetting / Offshore Lottery)

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allwyn

3

Lottery tenders and M&A: successful two-pronged approach to inorganic growth

Lotteries, by their nature, have certain characteristics that create strong barriers to entry

Lottery license tenders

Allwyn bidding team ambitiously targets lottery tenders

1 **Differentiating B2C-led skillset**	• Dedicated in-house team specialized in bidding on large scale lottery contract tenders • Combining Allwyn expertise with local market knowledge • Broad skillset crucial for success
2 **Significant track record**	• Allwyn participated in multiple major European lottery operating license tenders organized in last 10 years Turkey (2014, 2019) Italy (**2016**, 2019) UK (**2022**[1])

3 **High success rate**	• Success in 2 out of 5 major European lottery tenders Allwyn has participated in (40% success rate)
	  • Wins: **Italian Lotto** and **UK**[1]
	  • Lost tenders: disciplined approach, focus on value creation not reckless bidding

Strategic M&A growth

Based on sound, disciplined investment principles

1 **Investment criteria & focus areas**	• Strategic fit • Focus on lottery and digital gaming • Control over cash flows and strong governance rights • Investment return • Geography: EU and potentially US • Regulated operations

2 **Investment approach**	• Dedicated investment team focused on M&A opportunities
	• Proactive market screening for opportunities
	• Disciplined selective approach to new market expansion
	• Focus on targets where Allwyn can add value by active management:
	  • Driving revenue growth
	  • Improving operating margins
	• Prudent adherence to investment principles

Source: Company information, UK Gambling Commission

1) The award of the UKNL license is currently being contested in a legal challenge. Unless the challenge is successful, Allwyn Entertainment Ltd will be confirmed as the incoming UKNL operator and, subject to a successful period of transition, would become the operator of the UKNL with effect from February 2024.

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allwyn

53 Allwyn has a differentiated position in the lottery space as a diversified multi - national B2C - focused lottery business with a successful expansion track record B2B technology suppliers Publicly listed domestic champions Allwyn has a differentiated position in the lottery competitive landscape Structure of global lottery market creates favorable competitive dynamics for Allwyn with competitors having limited B2C expansion track record Source: Company information. (1) Finland national lottery (2) Netherlands national lottery (3) Spain national lottery (4) California state lottery 3 State - owned lotteries 1 2 3 4 Diversified multi - national B2C

54 Source: Company information, UK Gambling Commission 1) The award of the UKNL license is currently being contested in a legal challenge. Unless the challenge is successful, Allwyn Entertainment Ltd will be confirmed as the incoming UKNL operator and, subject to a successful period of transition, would become the operator of the UKNL with effect from February 2024. 3 Selected as Preferred Applicant For UK National Lottery License Tender 1 in March 2022 After a 2 - year comprehensive process

3

Allwyn Selected Preferred Applicant for UK National Lottery License Tender in March 2022[1]

UK National Lottery Overview[2]

- **State-licensed national lottery;** established in the **UK** in **1994**
- Currently operated by **Camelot UK Lotteries;** license was granted in **1994, 2001,** and **2007**
- Extensive retail network; ~**44k retailers** represent **~70% of sales**
- Europe's **largest online lottery** by sales; > **7.5m active registered players**
- **~94%** of the UK population live or work within **1 mile** of a National Lottery Terminal
- **Online ticket sales** accounted for almost a third of all ticket sales in FY20

Allwyn UK Operations and Partnerships

allwyn	Connectivity Partner	Infrastructure / Technology Partner
• **Team of UK and international experts** with considerable experience in the UK's retail, gaming, digital and entertainment sectors	vodafone business	SG SCIENTIFIC GAMES • Global leader in lottery games, sports betting and technology

License Competition Milestones

The Gambling Commission, as the regulator of the National Lottery, issues the license to operate the lottery

28 Aug 2020
4th National Lottery license competition was launched

19 Oct 2020
Final applications submitted by 4 groups: Camelot, Allwyn, Sisal, and The New Lottery Company; which is the largest number of applicants since the lottery's founding

26 Oct 2020
Invitation to Apply issued to all applicants who passed initial Selection Questionnaire

15 Mar 2022
Allwyn announced as the Preferred Applicant for the Fourth National Lottery license

The award of the license is currently being contested in legal proceedings. Upon the Gambling Commission making the Award Notification, it is expected to enter into legal arrangements with the preferred bidder to start transition period

February 2024
Expected start date for Fourth National Lottery license which will last 10 years

Source: Company information, UK Gambling Commission
1) The award of the UKNL license is currently being contested in a legal challenge. Unless the challenge is successful, Allwyn Entertainment Ltd will be confirmed as the incoming UKNL operator and, subject to a successful period of transition, would become the operator of the UKNL with effect from February 2024
2) Based on Camelot disclosure as per FY2020A public financial reporting

55

allwyn

56 The UK National Lottery is one of the largest in Europe Camelot UK lottery key financials 2 NGR (£m) Source: H2GC, Camelot annual reports Note: GBP:EUR spot rate of 1.18 applied, sourced from Capital IQ as of 27 - May - 22 Disclaimer: Camelot historical results are not necessarily indicative of Allwyn’s business plan or expected results 1) Based on market data sourced from H2GC 2) Camelot UK Lottery fiscal year ends on 31 - Mar 3) D&A includes depreciation on property, plant, and equipment, depreciation on right - of - use assets, and amortisation on intangible assets UK France Italy Adult Population 56.5m 55.2m 52.5m GDP €2,638bn €2,462bn €1,775bn Lottery Ticket Sales / Adult €176 €267 €354 UK lottery market overview (2021E) 1 UK National Lottery annual GGR (£m) 1 % of Total EBITDA 3 (£m) Capex and investment in intangibles (£m) 2,580 2,470 2,774 3,278 3,400 3,558 3,802 3,897 4,026 2000A 2005A 2010A 2015A 2020A 2021E 2022E 2023E 2024E Digital as 0% 3% 13% 18% 31% 42% 44% 46% 49% £656 £684 £722 £728 FY18 FY19 FY20 FY21 £115 £130 £142 £140 FY18 FY19 FY20 FY21 £22 £25 £16 £16 FY18 FY19 FY20 FY21 3

3

US lottery opportunity

Substantial total US lottery market with $109bn in annual ticket sales[1] and significant scope for growth from both retail and iLottery channels (current penetration of 6%)

2022E Total US Lottery Market[1] ($bn)



WA $1.03
MT $0.07
ND $0.03
MN $0.76
OR $0.44
ID $0.41
WY $0.03
SD $0.08
WI $0.82
MI $7.54
NH $0.40
VT $0.17
ME $0.35
NY $8.43
MA $6.18
IA $0.44
NE $0.24
CA $9.64
NV -
UT -
CO $0.86
KS $0.35
MO $1.75
IL $3.36
CAMELOT
IN 2 $1.92
IGT
OH $3.85
PA $6.33
NORTHSTAR NEW JERSEY
RI $0.32
NJ 3 $4.04
CT $1.52
DE $0.24
WV $0.27
VA $3.04
KY $1.42
MD $2.89
DC 4 $0.23
TN $2.04
NC $3.77
OK $0.26
AR $0.69
AZ $1.62
NM $0.16
SC $2.57
MS $0.50
AL -
GA $5.60
TX $7.22
LA $0.60
FL $8.11
AK -
HI -
Private operator model
Retail and iLottery presence
Retail lottery presence only

Total US Lottery Market[1] is Estimated to Grow at a CAGR of 7% from 2019A to 2022E

	US iLottery	US Retail Lottery
'19A – '22E CAGR	32%	6%
% Total	6%	94%
# of States[5]	10	45
2022E Market Size	$6.4bn	$102.6bn

Cohn Robbins' relationships and expertise



Gary D. Cohn

- Vice Chairman of IBM since January 2021
- Former assistant to POTUS for Economic Policy and Director of the National Economic Council



Clifton S. Robbins

- Founded Blue Harbour Group in 2004
- Previously Managing Member of General Atlantic Partners and KKR

Source: H2GC, State Lotteries, Company filing.
Note: EUR:USD spot rate of 1.07 applied
1) Defined as gross ticket sales for State Lottery lottery style games only (i.e. excludes VLTs / Sportsbetting / Offshore)
2) Privately operated by IGT Indiana, a wholly-owned subsidiary of IGT
3) Privately operated by North Star New Jersey, a JV between IGT and Scientific Games
4) iLottery launched in Dec-20 as a result of emergency rules adopted during the COVID-19 pandemic
5) 10 states include North Dakota, Michigan, Illinois, Kentucky, Pennsylvania, Virginia, North Carolina, Georgia, New Hampshire, Rhodes Island and D.C. (excludes New York, Maine, Maryland which operate under online subscription management model)

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Allwyn US market strategy

3

Allwyn targets a two-way strategy (direct bids and M&A) to enter the US market

			Current Status (# of States)		Future Potential (# of States)	Priority for Allwyn	Deployment Status
1 Direct Bids	Privately Managed		3 (IL, IN, NJ)	Growth TBD	**3+** *Potential for more states to shift to private management model over time*		Actionable
	State Operated	B2G iLottery	10[1]	+35	**45** *Developing proprietary iLottery tech to service our existing markets and bid on US contracts*		2-3 years
		B2G Retail	45	0	**45** *Developing the retail platform tech stack to target B2G retail contracts*		2-3 years
	Exclusive Partnerships		0	Growth TBD	**TBD** *Potential for exclusive partnerships to win B2G contracts in US*		Actionable
2 M&A							Actionable

Source: H2GC, State Lotteries, Company filings
(1) 10 states include North Dakota, Michigan, Illinois, Kentucky, Pennsylvania, Virginia, North Carolina, Georgia, New Hampshire, Rhodes Island and D.C. (excludes New York, Maine, Maryland which operate under online subscription management model)

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3

Allwyn US market strategy (cont'd)

Initial phase of US expansion plan expected to enable Allwyn to compete in the US in near term

Technology

- Developing proprietary iLottery system to service Allwyn's existing jurisdictions and be available to bid on US contracts
- Build on existing iLottery elements in Austria and Czech Republic

People

- Goal of continuing to build out the team in the US to execute Allwyn's US plan
- Goal of making 2-4 additional key hires by year end 2022

Upcoming contract renewals Allwyn may target

B2G

	Retail System Renewal	iLottery Status[1]
CT	2023	Legislation Passed
DC	2024	Under Discussion
ND	2024	In Operation
WI	2024	None
AZ	2024	Legislation Passed
WY	2024	None
NH	2025	In Operation
MD	2025	None
WV	2025	None

	Retail System Renewal	iLottery Status[1]
CO	2025	None
VA	2025	In Operation
OR	2026	None
KY	2026	In Operation
AR	2026	None
TX	2026	None
MN	2026	None
CA	2026	None
MS	2026	None
SD	2026	Under Discussion

Private Management

	Contract Renewal
IL	2027
IN	2028
NJ	2029

Source: La Fleur's 2021 World Lottery Almanac, VIXIO Gambling Compliance, Eilers & Krejcik, H2 Gambling Capital, Moody's Analytics
(1) Legislation passed: state has passed iLottery legislation; Under discussion: iLottery legalization discussed by the state. Represents states targeted by Allwyn

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Q&A 60

Financial Overview 61

4

Pro forma structure


COHN ROBBINS HOLDINGS CORP
Shareholders
+
PIPE shareholders
Existing Allwyn shareholders
17%
83%
PubCo
100%
allwyn[1]
59.7%[2]
100.0%
48.2%[3]
32.5%
100.0%[4]
Austria
Czech Republic
Greece and Cyprus
Italy
United Kingdom
Österreichische Lotterien
Casinos Austria
sazka
opap
Stoiximan
IL GIOCO DEL LOTTO
UK National Lottery
Control; fully consolidated
Control; fully consolidated
Control; fully consolidated
Key governance rights defined in Joint Venture Agreement; equity method accounting

Source: Company information

Note: Assumes no redemptions from Cohn Robbins SPAC Trust and and assumes $353m common PIPE proceeds. Includes impact from expected bonus pools for non-redeeming Cohn Robbins shareholders and PIPE shareholders, with potential for up to combined incremental 9.4mm common shares to be issued. Bonus pool for PIPE and non-redeeming shareholders is variable based on number of redemptions. Shares underlying CRHC warrants expected to be adjusted by the same ratio. Excludes impact from expected 30.0mm earnout shares to existing Allwyn shareholders and 26.5% Founder Share earnout vesting at $12.00 / $14.00. Reflects 16% Founder Share forfeiture. Excludes Cohn Robbins SPAC public and private warrants. Allwyn ownership in operating companies as of Dec-21; does not include holding companies, service companies or other minor operating entities owned by Allwyn

1) Corporate legal name is Allwyn AG, previously SAZKA Entertainment AG
2) Interest in Casinos Austria A.G., key entity in segment
3) Interest in OPAP SA, key entity in segment. Economic interest as of 26-Apr-22 following purchase of minority interest in SAZKA Delta and through open market purchases
4) The award of the UKNL license is currently being contested in a legal challenge. Unless the challenge is successful, Allwyn Entertainment Ltd will be confirmed as the incoming UKNL operator and, subject to a successful period of transition, would become the operator of the UKNL with effect from February 2024.

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63 Our financials explained F E F EBITDA Costs A Amounts wagered • Amount of wagers placed by customers B Players’ winnings • Winners’ pay - outs OPEX • Agents’ commissions (variable, calculated as a % NGR) • IT related costs from gaming suppliers (semi - variable) • Other expenses include rental, content fees (fixed) SG&A • Personnel expenses • Marketing expenses (flexible in medium term) Gaming Taxes D A B C Gross gaming revenue (GGR) C D E Net gaming revenue (NGR) Key P&L drivers Reported financial information Segment financials • 100% basis • Used to review and analyze performance of each individual segments Consolidated financials • Reported under IFRS • Impacted by changes in ownership and consolidation scope • Reflect 100% of Greece and Cyprus and Austria businesses, Italian business as equity method investee Pro rata financials • Alternative view that reflects the economic interest in each segment • Used to review overall performance • Basis for internal reporting, KPIs, covenants • Tax base (usually GGR) multiplied by rate; varies based on type of game and country With the exception of Italy where revenues are based on: Amounts wagered x Commission 4

64 Source: Company information 440 25 131 597 65 157 819 51 90 960 (202) 119 877 221 66 1,165 2016A 2017A 2018A 2019A 2020A 2021A Delivering on our growth strategies +6% +30% +11% +26% +6% +11% (21%) +12% +36% +37% +17% Organic growth (%) Inorganic growth (%) +25% +8% (9%) Allwyn has consistently both delivered organic growth and implemented its buy - and - build strategy Pro rata NGR (€mm) +10% CAGR +33% 2019A - 2021A CAGR (%) 4

Note: Financials presented on a 100% basis. 65 (1) For Italy, NGR shown. NGR for Italy corresponds to "Revenues from contract with customers“ (2) Adjusted EBITDA except for Stoiximan and data prior to 2019A (3) Greece 2019 EBITDA * excluding Stoiximan (4) STX 2019 EBITDA and GGR *data are based on management accounts 121 408 2012A 2021A Delivering on our growth strategies (Cont’d) Compounded top - line growth and consistent margin expansion Czech Republic Greece and Cyprus Italy 1 GGR (€m) 1 Adj. EBITDA (€m) 2 449 500 2017A 2021A CAGR: 2.7% CAGR: 14.4% 4 36 111 2012A 2021A 2013A CAGR: 13.3% Austria 1,246 1,139 2019A 2021A Heavily COVID Impacted 211 211 2019A 2021A 342 409 2017A 2021A 201 345 2019A 2021A 17 72 2019A 2021A OPAP Stoiximan 4 CAGR: 103.1% CAGR: 31.1% CAGR: 4.6% 1,220 1,620 2013A 2019A CAGR: 4.8% 222 2019A CAGR: 10.5% 405 3 CAGR: 0.1% CAGR: (4.4%) 2020 and 2021 heavily COVID impacted

Impact of COVID on our top-line

4

Strong performance in segments not impacted by COVID, COVID impacted segments remained below 2019 levels in 2021

Segments with limited impact from COVID
Organic NGR[1], €m



% Growth
Growth: 12.8%
Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21
Austrian Lotteries
Czech Republic
Greece - Stoiximan
Italy

- Austrian Lotteries, Czech Republic, Italy, Stoiximan
  - Minimal COVID-19 impact after the first wave in Q1 / Q2-20
  - Strong performance since then, benefiting from rapid customer shift to online
  - NGR in Q4-21 13% higher than in Q4-19 (pre-pandemic) on organic basis[1]

More impacted segments
Organic NGR[1], €m



% Growth
Growth: (9.2%)
Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21
Austria - domestic and international casinos
Greece (excl. Stoiximan)

- Greece physical retail, Austrian casinos
  - Heavily impacted in H1-21
  - Good recovery in Q3-21, with NGR largely in line with pre-pandemic Q3-19 levels on an organic basis
  - Q4-21 NGR 9% lower than Q4-19 due to impact from COVID-19 restrictions

Combined performance
Organic NGR[1], €m



% Growth
Growth: 2.5%
Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21
Total NGR

- Q4-21 Group NGR was 3% above Q4-19 on an organic basis[1]
- Total Q4-21 Group NGR was 29% above Q4-19, reflecting both organic and inorganic growth

Note: Greece financials not pro forma for subsequent acquisitions of additional interests in OPAP
1) Pro rata calculations for each quarter illustratively based on current stakes as of Q4-21 to demonstrate organic growth

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2019 - 21 segment business highlights – Czech Republic Continuing online growth and resilient physical retail 95 82 40.7% 41.7% 111 Adj. EBITDA (€m) Adj. EBITDA margin 43.1% Gross Gaming Revenue (€m) GGR growth Net Gaming Revenue (€m) NGR growth • Consistently delivering strong top - line and profitability growth with GGR and EBITDA substantially above pre - pandemic levels • Growth across all products and channels: – Numerical Lotteries: +19% vs. FY20 – Instant Lotteries: +22% vs. FY20 – iGaming: +68% vs. FY20 – Sports Betting: +63% vs. FY20 • Strong online growth with 38% of GGR generated online in 2021 (vs. 31% in FY20) 4 219 201 265 2019 2020 2021 286 2019 2020 2021 67 Source: Company Information 315 408 2019 2020 2021

345 1620 1090 40 1164 1,620 1,130 1,510 2019 2020 2021 2019 - 21 segment business highlights – Greece and Cyprus Online business and new concession support strong increase in EBITDA despite COVID impact 44.2% 57.0% 578 2019 Adj. EBITDA (€m) Adj. EBITDA margin 37.8% Gross Gaming Revenue (€m) GGR growth Net Gaming Revenue (€m) NGR growth • Due to COVID - related closures of physical retail in for significant part of year, FY 2021 GGR slightly below pre - pandemic levels but EBITDA significantly exceeded 2019 performance • Continuing strong performance at Stoiximan (leading online sports betting and iGaming operator in Greece, acquired majority and consolidated in Q4 FY20) • Profitability and cash flow supported by structurally more favourable taxation in Greece after start of new concession for largest games in Q4 FY20 4 1,092 737 1,015 2020 2021 Stoiximan Others 9 413 317 550 28 413 326 2019 2020 2021 Stoiximan Others 68 Source: Company Information

69 2,368 1,905 2,404 2019 2020 2021 2019 - 21 segment business highlights – Italy Strongest ever year for Italian business Source: Company Information 1) Revenue for Italian segment based on amounts wagered x commission 2) Net revenue from services (IFRS basis), equivalent to Net gaming revenue (NGR) in other segments 311 2019 2020 2021 80.8% 81.8% 409 Adj. EBITDA (€m) Adj. EBITDA margin 81.0% 396 Gross Gaming Revenue 1 (€m) GGR growth Net Gaming Revenue 2 (€m) NGR growth • Revenue and EBITDA above pre - pandemic levels in 2021 – Record performance in Q1 and Q2, returning to stable levels in Q3 and Q4 • Stable high profitability and cashflow generation 4 489 384 500 2019 2020 2021

70 2019 - 21 segment business highlights – Austria Continuing impact from COVID on casinos business into 2021, restructuring program supports profitability Gross Gaming Revenue (€m) GGR growth Net Gaming Revenue (€m) NGR growth 143 2019 2020 2021 27.8% 38.4% 211 Adj. EBITDA (€m) Adj. EBITDA margin 34.6% 211 • FY 2021 GGR close to pre - pandemic levels despite casinos and VLT gaming halls being shut in H1 • Lotteries continued to perform well • iGaming continued to grow strongly (+25% vs. FY20) • Casinos impacted by COVID - 19 restrictions in 2020 and Q1 - 2 and Q4 of 2021, but delivered revenues at pre - pandemic levels in COVID - 19 un - impacted Q3 despite lower tourist footfall • Profitability significantly improved due to successful execution of restructuring program (€45m run - rate cost savings) – implemented after acquisition of controlling interest in 2021 4 609 515 549 2019 2020 2021 2020 Lottery, iGaming and Sports Betting Casinos and VLTs 789 823 899 457 254 240 1,246 1,078 1,139 2019 2021 Source: Company Information

71 Key takeaways – historic performance Strong track record of delivering high growth and profitability • Consistently delivered organic top - line growth and cost efficiencies, complemented by M&A • Resilient performance through 2020 and into 2021 despite material impact from COVID in Greece and Cyprus and Austria, supported by efficient cost management, strong online performance and swift physical retail recovery after various lockdown periods have ended • Lottery remains the core product with increasing revenues from other products such as iGaming and sports betting • Online revenues are key drivers of revenue growth with momentum from CRM, data analytics and cross selling; physical retail channel remains resilient • Delivered consistently high cash conversion across businesses • High cash generation gives the Group significant optionality to de - lever, invest in growth opportunities and/or to distribute cash to shareholders Diversified business mix across lottery, gaming and sports betting verticals as well as geographies Strong cash conversion drives optionality 4

72 Business model drivers / assumptions (1) Selected as Preferred Applicant for UK National Lottery. The award of the UKNL license is currently being contested in a legal challenge. Unless the challenge is successful, Allwyn Entertainment Ltd will be confirmed as the incoming UKNL operator and, subject to a successful period of transition, would become the operator of the UKNL with effect from February 2024 Digital and data • Continue to increase regulated mobile and digital presence • Cross and up sell to existing customers leveraging brands and data • De - anonymize physical retail channel, e.g. through loyalty plan Inorganic growth • 2022 estimates include only closed (increase in interest in Greece and Cyprus already delivered) or announced (increase in interest in Betano) initiatives, as well as further increase in interest in Greece and Cyprus to 50% through open market purchases, stock dividend • None assumed in 2023 • NGR and EBITDA exclude impact of UK National Lottery License Tender (investment reflected in capex in 2022 and 2023) Physical retail • Full recovery to pre - COVID restriction levels in all markets • Omni - channel with retail becoming increasingly de - annoymized, e.g. in - store play via mobile • New and revitalized offerings and innovations across retail products Operational efficiency • No major cost saving initiatives assumed Product innovation • Offer a full range of best - in - class products • New lottery games and complementary products, filling in white space in product portfolio • Apply best practices across our geographies 4

4

Strong revenue, profit and cash-flow momentum expected to continue

Excluding potential contribution from lottery tenders[1]

2023 Projections based on organic growth only

Pro rata NGR (€mm)



NGR growth
17.2%
(8.6%)
32.8%
42.6%
9.4%
CAGR +17.3%
819
960
877
1,165
1,661
1,817
2018A
2019A
2020A
2021A
2022E
2023E
No contribution from UKNL (expected to start in 2024)³

Pro rata Adj. EBITDA (€mm)



Adj. EBITDA margin
42.3%
43.7%
41.6%
49.1%
45.2%
45.1%
CAGR +18.8%
346
419
365
573
751
819
2018A
2019A
2020A
2021A
2022E
2023E
No contribution from UKNL (expected to start in 2024)³

Pro rata Adj. EBITDA – capex (€mm)



Cash conversion²
90.9%
93.5%
90.9%
94.4%
85.0%
66.2%
CAGR +11.5%
315
392
332
540
638
542
2018A
2019A
2020A
2021A
2022E
2023E
Reflecting UKNL up-front costs
Impact of UKNL up-front costs

Source: Company information, Management estimates (subject to material change)
Note: Stoiximan consolidated in OPAP from 2021A onwards
1) Forecast growth for 2023E also excludes potential contribution from M&A
2) Calculated as (Adj. EBITDA – capex) / Adj. EBITDA
3) The award of the UKNL license is currently being contested in a legal challenge. Unless the challenge is successful, Allwyn Entertainment Ltd will be confirmed as the incoming UKNL operator and, subject to a successful period of transition, would become the operator of the UKNL with effect from February 2024.

73

4

Already realized initiatives and tangible upsides underpin Adj. EBITDA forecasts

Pro rata Adj. EBITDA (€mm)


Does not include any impact from UK National Lottery (concession expected to begin February 2024)1
+31% growth
+9% growth
€573
€82
€96
€751
€69
€819
✓ OPAP stake increase
✓ Acquisition of stake in Betano
✓ Recovery of physical retail in Greece and Cyprus and Austria
✓ Increased online sales
✓ Resilient physical retail
✓ Cross-sell and up-sell
✓ Increased online sales
✓ Resilient physical retail
✓ Cross-sell and up-sell
2021A Adj. EBITDA
Inorganic Growth
Organic Growth
2022E Adj. EBITDA
Organic Growth
2023E Adj. EBITDA

Source: Company information, Management estimates (subject to material change)

1) Selected as Preferred Applicant for UK National Lottery. The award of the UKNL license is currently being contested in a legal challenge. Unless the challenge is successful, Allwyn Entertainment Ltd will be confirmed as the incoming UKNL operator and, subject to a successful period of transition, would become the operator of the UKNL with effect from February 2024

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4

Expected strong balance sheet

Pro rata financial leverage[1]


3.1x [1]
0.5x
2.6x
2.4x
0.4x
2.0x
1.9x
0.4x
1.5x
2021PF
2022PF
2023PF
Pro forma pro rata financial leverage[2]
Adjusted for expected primary proceeds[3]
Standalone pro rata financial leverage[2]
Unadjusted for expected primary proceeds

- Expected strong de-levering profile, driven by:
  - Expected robust Adj. EBITDA growth
  - Expected significant free cash flow generation
- Deleveraging shown reflects UKNL[4] up-front costs but no further material investment in M&A or tenders
- Expected significant available balance sheet capacity creating financing and strategic optionality
  - Expected leveragable stable cash flows
  - Willingness to operate above 3x leverage[2] on temporary basis for M&A

Source: Company information, Management estimates (subject to material change)
1) Pro forma for OPAP stake increase from 41.2% to 48.2% since YE-21 and a €170 mm one time dividend paid prior to closing in Q1-22
2) Refers to leverage at Allwyn AG. Defined as Adj. net debt / LTM Adj. EBITDA; net debt position as of Dec-YE.
3) Includes expected primary proceeds of $332mm / €310mm from SPAC transaction (assuming no redemptions), and €322mm of convertible notes expected to be outstanding at transaction close. 2022PF and 2023PF leverage include the impact of expected free cash flow and acquisition of Betano in Q2-22
4) Selected as Preferred Applicant for UK National Lottery. The award of the UKNL license is currently being contested in a legal challenge. Unless the challenge is successful, Allwyn Entertainment Ltd will be confirmed as the incoming UKNL operator and, subject to a successful period of transition, would become the operator of the UKNL with effect from February 2024

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Q&A 76

Management Team 77

Experienced board and management team

5

Management



Robert Chvatal

T Mobile, P&G

CEO



Kenneth Morton

Morgan Stanley

CFO



Stepan Dlouhy

KKCG, Chayton Capital

CIO



Jan Matuska

KEARNEY

COO



Tony Khatskevich

playtech

CTO



Antonella Pederiva

Pangea Public Affairs

Head of Government Affairs



Jana Zabova

Roche, Generali

Head of HR



Iva Horcicova

NAPIERPARK, ING

Head of Capital Markets



Jonathan Handyside

SHEARMAN & STERLING

Group General Counsel

Future Board of Directors



Karel Komarek

- Founder of KKCG
- Founder of the Proměny Foundation

Chairman



Robert Chvatal

- CEO of Allwyn
- Previous experience at T-Mobile, Procter & Gamble and Reckitt Benckiser

Executive Director



Pavel Saroch

- CIO of KKCG
- Previous experience at Ballmaier & Schultz, Prague Securities, ATLANTIK

Non-independent Director



Katarina Kohlmayer

- Group CFO of KKCG
- Previous experience at Morgan Stanley and VTB Capital

Non-independent Director



Cliff Robbins

- Co-founder of Cohn Robbins
- 35+ years of investment experience
- Founder and former CEO of Blue Harbour Group

Cohn Robbins / Independent Director[1]



Lord Sebastian Coe

- President of World Athletics
- Former member of UK parliament

Independent Director



Roland Ruprecht

- Member of EXPERTsuisse and Association of Lichtenstein Certified Accountants
- Former partner at Ernst & Young

Independent Director

1) Expected to be considered independent under NYSE rules. Gary Cohn to assume role of Special Advisor to the Chairman

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79 Valuation Framework

Transaction summary Note: Assumes no redemption from Cohn Robbins SPAC Trust; EUR:USD spot rate of 1.07 applied, sourced from CapIQ, as of 27 - May - 22 1) Cohn Robbins cash in trust as of 31 - March - 22. Subject to potential redemptions 2) Allwyn represents the rebranded operations of Allwyn AG, which is the entity that will be subject to the business combination 3) Based on management estimates (subject to material change); adj. net debt as of Dec - 21A. Includes €322mm of convertible notes expected to be outstanding at transaction close, pro forma for OPAP stake increase from 41.2% to 48.2% since YE - 21 and acquisition of Betano in Q2 - 22. Excludes impact of expected free cash flow and a €170 mm one time dividend paid prior to closing in Q1 - 22 4) Based on market valuation for The Lottery Corporation as of 27 - May - 2022 80 5) Includes impact from expected bonus pools for non - redeeming Cohn Robbins shareholders and PIPE shareholders, with potential for up to combined incremental 9.4mm common shares to be issued. Bonus pool for PIPE and non - redeeming shareholders is variable based on number of redemptions. Shares underlying CRHC warrants expected to be adjusted by the same ratio • NYSE - listed SPAC with $829mm 1 cash in trust • Cash in trust supplemented by $353mm PIPE • Founders Gary D. Cohn and Clifton S. Robbins ("Founders") • Intends to effect a business combination with Allwyn 2 • Newly formed entity is expected to be listed on the NYSE ("PubCo") • Transaction announced January 21, 2022 and expected to close in Q3 2022 • Large, privately - owned multinational lottery business • Expected market cap for PubCo of ~ $8.0 bn / ~€7.5bn ; represents entry multiple of 10.9x 2023E Adj. EBITDA of $876mm / €819mm 3 • 10.9x entry multiple is at a discount to core lottery peer The Lottery Corporation 4 • Bonus pool of 6.6mm shares to be issued to non - redeeming SPAC shareholders, resulting in implied entry multiple of ~10.0x to ~10.3x 5 projected 2023E Adj. EBITDA • Expected pro forma net debt / 2023E Adj. EBITDA of ~1.8x 3 • Expected to further bolster Allwyn’s growth plans

81 Note: Assumes no redemptions from Cohn Robbins SPAC Trust and assumes $353m common PIPE proceeds; EUR:USD spot rate of 1.07 applied, sourced from CapIQ, as of 27 - May - 22 1. Cohn Robbins cash in trust as of 31 - March - 22 Transaction sources and uses • All transaction proceeds (net of transaction expenses) will be paid out to existing shareholders if gross transaction proceeds are less than or equal to $850mm (the minimum cash requirement). If gross transaction proceeds exceed the minimum cash requirement, incremental transaction proceeds will be applied to the Company balance sheet until the primary proceeds amount is equal to 1/3 of the total transaction proceeds (net transaction expenses). Thereafter, transaction proceeds (net of transaction expenses) will be allocated on a pro rata basis 1/3 to primary proceeds, which will be applied to the Company balance sheet, and 2/3 to secondary proceeds, which will be distributed to Company shareholders Sources ($mm) (€mm) Cohn Robbins cash in trust 1 829 774 Common PIPE proceeds 353 330 Existing shareholders rollover 6,613 6,180 Total sources 7,794 7,284 Uses ($mm) (€mm) Cash to PF company balance sheet 332 310 Cash consideration to existing shareholders 750 701 Existing shareholder rollover 6,613 6,180 Estimated fees and expenses 100 93 Total uses 7,794 7,284

Pro forma valuation and transaction highlights

PF Valuation at $10.00 / Share

	($mm)	(€mm)
Illustrative share price	10.00	9.35
(x) PF shares outstanding	800.8	800.8
PF equity value	8,008	7,484
(+) Existing Adj. net debt (YE-21A)[1]	1,571	1,468
PF Total Enterprise Value (TEV)	**9,579**	**8,952**
At Deal - PF TEV / 2023E Adj. EBITDA	*10.9x*	*10.9x*
PF TEV / 2023E Adj. EBITDA (SPAC / PIPE Investors)[2]	*10.3x*	*10.3x*
Implied PF Adj. net debt / 2022E Adj. EBITDA	*2.0x*	*2.0x*
Implied PF Adj. net debt / 2023E Adj. EBITDA	*1.8x*	*1.8x*

Key transaction highlights

- Expected ~$9.6bn / ~€9.0bn Total Enterprise Value at deal – ~10.9x EV / 2023E Adj. EBITDA
- Expected ~$9.0bn / ~€8.4bn Total Enterprise Value on a discounted basis for SPAC / PIPE investors – ~10.3x EV / 2023E Adj. EBITDA[2]
- Expected bonus pool of 6.6mm common shares for non-redeeming Cohn Robbins shareholders[2]
- Existing Allwyn shareholders expected to be awarded 30.0mm common shares subject to earn-out[3]
- Expected pro forma ownership:[2, 4]

Existing Allwyn shareholders:	83%
Cohn Robbins public shareholders:	11%
PIPE shareholders:	5%
Cohn Robbins sponsor:	1%

- KKCG, the majority shareholder of Allwyn, is expected to hold multiple-voting shares including customary sunset provisions
- The transaction is expected to close in Q3-22

Note: Assumes no redemptions from Cohn Robbins SPAC Trust and assumes $353mm common PIPE proceeds; EUR:USD spot rate of 1.07 applied, sourced from CapIQ, as of 27-May-22; Adj. net debt as of Dec-21A, includes €322mm of convertible notes expected to be outstanding at transaction close, pro forma for OPAP stake increase and acquisition of Betano in Q2-22. Excludes impact of expected free cash flow and a €170 mm one time dividend prior to closing. Forecast financials for Allwyn are presented on a pro rata basis and sourced from management estimates (subject to material change). Cohn Robbins cash in trust as of 31-March-22

1) Includes €322mm of convertible notes expected to be outstanding at transaction close
2) Includes impact from expected bonus pools for non-redeeming Cohn Robbins shareholders and PIPE shareholders, with potential for up to combined incremental 9.4mm common shares to be issued. Bonus pool for PIPE and non-redeeming shareholders is variable based on number of redemptions. Shares underlying CRHC warrants expected to be adjusted by the same ratio
3) 15.0mm of earnout shares to vest at $12.00 share price and 15.0mm to vest at $14.00
4) Excludes impact from expected 30.0mm earnout shares to existing Allwyn shareholders and 26.5% Founder Share earnout vesting at $12.00 / $14.00. Reflects 16% Founder Share forfeiture. Excludes Cohn Robbins SPAC public and private warrants

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83 1) Sourced from H2GC A US listing has potential to provide significant strategic and operational value to Allwyn and better position the company for opportunities as the US lottery market develops The Cohn Robbins founders have deep credibility in the US public markets and will become investors as part of the transaction with a shared value creation vision that will drive the Company’s growth plan The US is the world’s largest lottery market 1 and is dominated by state - run lotteries with potential for efficiency improvements Deal rationale SPAC listing expected to provide Allwyn with a public currency and access to capital to accelerate growth / further consolidation in the fragmented global lottery market

Allwyn compares favorably to primary lottery peers

Strong NGR growth coupled with highest cash conversion among lottery comparables

Key Allwyn Differentiators

- ***Demonstrated ability to enter new geographies, most recently being chosen as preferred bidder in UK tender[1]***
- ***Track-record of operational efficiency and improvements***
- ***5 international markets in operation with a 6th in progress[1]***

	Multi-national Lottery Operator	Single market lottery operators	
	allwyn[2]	FDJ	The Lottery Corporation[3]
19A–23E NGR CAGR (%)	**17.3%**	5.0%	5.2%[4]
2023E Adj. EBITDA margin (%)	✓ **45.1%**	23.9%	21.0%[5]
19A–23E Adj. EBITDA CAGR (%)	✓ **18.2%**	8.9%	9.3%
2023E cash conversion[6] (%)	✓ **66.2%** (Reflects UKNL up-front spend – 2021 Cash Conversion of 94.4%)	82.1%	82.5%[6]
Total addressable market	✓ **€19bn wagered with 9.4% CAGR growth projected**	~€19bn 2021A wagered with mid-single digit CAGR growth projected	~AU$7bn 2021A wagered with mid-single digit CAGR projected[7]

Source: Company information, H2GC, Capital IQ as of 27-May-22
Note: All financials calendarized to Dec-YE unless otherwise stated.
1) The award of the UKNL license is currently being contested in a legal challenge. Unless the challenge is successful, Allwyn Entertainment Ltd will be confirmed as the incoming UKNL operator and, subject to a successful period of transition, would become the operator of the UKNL with effect from February 2024
2) Based on pro rata Allwyn financials sourced from management estimates (subject to material change)
3) Reflects valuation for The Lottery Corporation published by equity research broker in May-22, sourced from Refinitiv; calendarized due to TLC fiscal year ending 30-Jun
4) Refers to revenue instead of NGR, as NGR not applicable
5) Adj. EBITDA margin calculated with respect to revenue instead of NGR, as NGR not applicable
6) Defined as Adj. EBITDA – capex / Adj. EBITDA. For Tabcorp, represents all business segments, not just the Lottery and Keno segment
7) Represents Australia lottery market

✓ Superior performance

allwyn

84

Comparable Company Analysis

Positive Tailwinds

- Allwyn is one of the largest multi-market lottery operators
- Historic growth has outpaced peer comps
- Further potential from upside from shift to digital and merger activity
- 2023E EBITDA figure does not include impact from the UKNL Tender[1].
- UKNL 2021A EBITDA of €165mm

Illustrative impact of UKNL Tender

Figures in €mm

TEV:	8,952
EBITDA:	819 +165[2] = 984
Illustrative Multiple:	9.1x



TEV / 2023E Adj. EBITDA
At deal3
Discounted4
Single Market Lottery Operator
Diversified Gaming peers
Represents illustrative impact of UKNL tender1
10.9x
9.1x
10.3x
8.5x
10.9x
17.2x
13.1x
9.4x
allwyn
allwyn
(Including Bonus Shares)
FDJ
The Lottery Corporation
Flutter
Entain



2019-2023E Adj. EBITDA CAGR
18.2%
18.2%
8.9%
9.3%
7.0%
10.7%
allwyn
allwyn
(Including Bonus Shares)
FDJ
The Lottery Corporation
Flutter
Entain

Source: FactSet, Cap IQ, Company provided information, Wall Street research. Market data as of 27-May-22
Note: EUR:USD spot rate of 1.07 applied, sourced from CapIQ, as of 27-May-22.

1) The award of the UKNL license is currently being contested in a legal challenge. Unless the challenge is successful, Allwyn Entertainment Ltd will be confirmed as the incoming UKNL operator and, subject to a successful period of transition, would become the operator of the UKNL with effect from February 2024.
2) Based on Camelot annual report for the year ended 31-Mar-21, c.£140mm EBITDA converted to € at spot rate of 1.18 EUR per GBP, sourced from CapIQ, as of 27-May-22
3) Based on pro rata Allwyn financials sourced from management estimates (subject to material change) and pro forma EV of €9.0bn; does not include the impact of expected bonus shares
4) Based on pro rata Allwyn financials sourced from management estimates (subject to material change) and pro forma EV of €8.4bn; includes impact of expected bonus shares. Bonus pool for PIPE and non-redeeming shareholders is variable based on number of redemptions. Shares underlying CRHC warrants expected to be adjusted by the same ratio

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• • • • • • • Leading lottery led entertainment platform Scaled business that is expected to generate $876mm / €819mm of 2023E EBITDA 1 High operating barriers to entry Positioned to capitalize from continued shift to digital Attractive organic and inorganic growth opportunities with expected significant available balance sheet capacity Potential for substantial upside from UK / US opportunity Opportunities to invest at compelling transaction value relative to industry comps Expected bonus pools for non - redeeming Cohn Robbins shareholders, with potential for up to combined incremental 6.6mm common shares to be issued further reducing entry price 2 Note: EUR:USD spot rate of 1.07 applied, sourced from CapIQ, as of 27 - May - 22. All financials calendarized to Dec - YE 1) Based on management estimates (subject to material change) 86 2) Includes impact from expected bonus pools for non - redeeming Cohn Robbins shareholders and PIPE shareholders, with potential for up to combined incremental 9.4mm common shares to be issued. Bonus pool for PIPE and non - redeeming shareholders is variable based on number of redemptions. Shares underlying CRHC warrants expected to be adjusted by the same ratio Summary of investment opportunity

Q&A 87

Appendix 88

Introduction to KKCG Karel Komarek Founder and shareholder, KKCG • Founded KKCG in 1992 • Visionary leader • In charge of KKCG’s key strategic initiatives, including: – investments – government relations – long - term partnerships with investors and strategic business partners Entertainment Technology Oil, gas and chemicals Real estate • KKCG owns 100% of the ordinary shares in Allwyn AG • Multinational investment group specializing in long - term actively - managed investments, primarily in the form of controlling stakes • Investment strategies focus on businesses combining significant scale and cash flow generation with organic growth potential • Portfolio includes more than 30 businesses in 18 countries in the following four main pillars 1) entertainment; 2) technology; 3) oil, gas and chemicals; and 4) real estate Selected portfolio companies 89 89

Today’s presenters: Allwyn Robert Chvatal Chief Executive Officer • 26 years of total experience • 8 years with Allwyn • First Vice President of the Association of European Lotteries; member of Eurojackpot executive committee • Previously worked at P&G and Reckitt Benckiser before moving to T - Mobile as Chief Marketing Director • Later appointed as CEO of T - Mobile Slovakia and T - Mobile Austria Stepan Dlouhy Chief Investment Officer • 18 years of total experience • 9 years with Allwyn / KKCG • Leads M&A and strategic business development • Led acquisition of CASAG, LottoItalia, SuperSport, Stoiximan, and co - led bid for UK National Lottery • Previously worked at Chayton Capital and Deloitte Advisory Ales Vesely CEO of Czech Operations • 25 years of total experience • 9 years with Allwyn / Sazka a.s. • Appointed as CEO of Sazka a.s in February 2021 • Previously Deputy CEO and Chief Marketing Officer at Sazka a.s Kenneth Morton Chief Financial Officer • 18 years of total experience • 3 years with Allwyn / KKCG • Appointed CFO of Allwyn in February 2020 • Previously Head of Corporate Finance at KKCG, investment banker with Morgan Stanley and Deutsche Bank Natalie Alderson Director • 13 years of total experience • Responsible for originating and executing new investments for KKCG, including the US expansion of Allwyn • Previously in Private Equity and investment banking at First Reserve and UBS • Rice University 90

Today’s presenters: Cohn Robbins Holdings Corp. Gary D. Cohn Co - Founder, Cohn Robbins • Vice Chairman of IBM since January 2021 • Assistant to POTUS for Economic Policy and Director of the National Economic Council: January 2017 – April 2018 • President, Chief Operating Officer and director of Goldman Sachs: 2006 – 2016 • Additional Goldman Sachs leadership positions incl. Global Co - Head, Equities and Fixed Income, Currency and Commodities; Chairman, Firmwide Client and Business Standards Committee • Board member: nanoPay, Hoyos Integrity, Infinite Arthroscopy, Gro Intelligence, and Starling Trust Sciences; Chairman of the Board of Pallas Advisors • Serves on Systemic Resolution Advisory Committee (SRAC) of the FDIC Clifton S. Robbins Co - Founder, Cohn Robbins • 35+ years of investment experience • Founded Blue Harbour Group in 2004; Chief Executive Officer from 2004 - 2020 • Previously Managing Member of General Atlantic Partners from 2000 - 2004 • KKR, 1987 - 2000, General Partner: played significant role in leveraged buyout transactions and financings and capital markets activities • Began his career in the Mergers and Acquisitions department of Morgan Stanley 91

Regulatory Overview

Austria and Italy

	Austria			Italy
	Lotteries and iGaming	**Casino Licenses**	**Sports Betting**[1]	**Italian Concession**
Description	Exclusive operator of lotteries and iGaming (includes VTLs[2] and electronic lotteries)	12 licenses for each of 12 land-based Austrian casinos[3]	Multiple licenses with individual state authorities	Exclusive concession to operate the Italian Lotto and 10eLotto national lottery games
Expiry	September 2027	December 2027 – December 2030	As per the terms of the local License	November 2025
Term	15 years	15 years	As per the terms of the local License	9 years

1) Sports betting is classified as a skill game in Austria and not subject to the provisions of the Austrian Gaming Act. Österreichische Sportwetten Gesellschaft m.b.H. (a subsidiary of Austrian Lotteries) holds licenses from all nine provinces in Austria to operate sports betting, which does not fall under the national gaming monopoly. Austrian Lotteries holds an online license for sportsbetting granted by the province of Niederösterreich
2) The number of admissible VLTs is limited to max. 5000 according to the Lottery license. A minimum distance between VLT outlets as well as on the distance between VLT outlets and casinos is required
3) Casino licenses are issued following a public call for tender

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Regulatory Overview

Czech Republic

	Czech Republic				
	Lottery and Gaming				
Description	Totalizator Game License (TOTO SAZKA) (operated at points of sales)	Odds Bet License (operated on internet)	Internet Numerical and Prompt Lotteries License[1] (lotteries operated through points of sales and internet)	Technical Games License (a wide number of games and roulettes operated on internet)	Live Games License (operated on internet)
Expiry	1998 - 2022	2018 - 2024	2021 - 2027	2021 - 2027	2020 - 2026
Term[2]	Granted in accordance with former legislation[3] (that have since been substituted by new law in 2017), the license cannot be renewed	6 years	6 years	6 years	6 years

1) Sazkamobil sance was included under this license in February 2022. It was the last numerical lottery issued under the previously valid Act No. 202/1990 Coll. on lotteries and other similar games, as amended
2) The licenses issued under the Gaming Act No. 186/2016 Coll. may be granted for a period up to six (6) years and are then being renewed before the end of the period for which they were granted. However, the license holder does not have the automatic right for the renewal. Each applicant has to prove meeting certain criteria set out by the law and is subject to thorough review by the Ministry of Finance
3) Act No. 202/1990 Coll., on lotteries and other similar games, as amended

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Regulatory Overview

Greece and Cyprus

	Greece					Cyprus	
	Numerical Lotteries and Sports Betting Games	Instant and Passive Lotteries Concession	VTLs	iGaming	Horse Racing	Numerical Lotteries	Sports Forecasting, Betting Games
Description	Exclusive right through the December 2011 Addendum to the 2000 Concession agreement with the Hellenic Republic, as in force	Exclusive right to produce, operate, circulate, promote and manage the state lotteries in Greece	Exclusive license over the operations of 25,000 VLTs	Two separate renewable licenses – Type 1 License and Type 2 License (non– exclusive right granted to OPAP & Stoiximan)	Non-exclusive right to conduct horse races in Greece Exclusive right to conduct in Greece mutual betting on horse races	Exclusive right to operate specific games of chance on the basis of the Bilateral Treaty	License to operate betting games – Class A bookmaker's license (landbased betting) and Class B bookmaker's license (online betting)
Expiry	October 2030	May 2026	January 2035	May 2028 (OPAP) August 2028 (Stoiximan)	January 2036	(1)	OPAP Sport's Class A – December 31, 2022 OPAP Sport's Class B – December 31, 2022 Stoiximan's Class B – January 30, 2023
Term	20 + 10 years	12 years	18 years	7 years	20 years	(1)	n.a.
Other	Right of first refusal for any other games to be licensed by the HGC	n.a.	n.a.	Type 1 License and Type 2 License were granted to OPAP on May 25, 2021 and to Stoiximan on May 28, 2021	n.a.	n.a.	n.a.

(1) It is expected that the Bilateral Treaty will be replaced in the near future after the signing of a new concession agreement, at which time the operation of these games will be regulated by the National Betting Authority pursuant to the provisions of Law on Specific Games of Chance of 2018 (L.52(I)/2018), which came into force on June 13, 2018

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95 Responsible gaming and compliance at the core of Allwyn culture Source: Company information 1) Granted to all key Allwyn lottery companies Austria Czech Republic Greece and Cyprus Italy • Level 4 (highest) accreditation by the World Lottery Association for the WLA Responsible Gaming Framework 1 • Statement of Alignment as per the European Lotteries Responsible Gaming Standards • Adheres to the EU interest representatives' code of conduct • Robust track record of meeting responsible gaming regulatory obligations under licenses • Responsible gaming framework includes employee training and best - in - class customer support, controls and limits WLA Level 4 accreditation (highest) Adherence to Responsible Gaming Standards by European Lotteries ISO and other certifications

96 Efficient funding structure Consolidated financial debt, as of 12/31/21 ▪ Diversified, efficient funding structure • Including bank loans from relationship banks across footprint, Eurobonds and local bonds • CZK local bond as natural hedge for Czech business ▪ Weighted average cost of debt of 3.3% • 66% fixed, 34% floating ▪ So far in 2022 raised EUR 600m of bonds to finance inorganic growth and repaid EUR 200m of bank debt in Greece and Cyprus Funding structure (consolidated, €m) Source: Company information. 1) Includes loans and bonds issued by SAZKA Group Financing (Czech Republic) a.s. and SAZKA Group a.s €m Financing Book value as of 31 - Dec - 21 Allwyn International 1 Syndicated bank facility Includes €200m RCF 483 3 x Eurobond 799 1 x Local bond 242 Austria Bank facilities 123 Greece and Cyprus Bank facilities 847 Local bond 198 Other 2

Summary of adjustments to operating EBITDA

100% Basis (€m)	2019	2020	2021
Operating EBITDA			
Austria	211	147	232
Czech Republic	95	84	107
Greece and Cyprus	413	260	555
Italy	396	311	409
Corporate – SAZKA Group	(27)	(30)	(14)
Corporate – Allwyn	–	–	(39)
Adjustments to Operating EBITDA			
Austria	–	(4)	(21)
Czech Republic	–	(2)	4
Greece and Cyprus	1	66	23
Italy	–	–	–
Corporate – SAZKA Group	10	15	7
Corporate – Allwyn	–	–	16
Adjusted EBITDA			
Austria	211	143	211
Czech Republic	95	82	111
Greece and Cyprus	413	326	578
Italy	396	311	409
Corporate – SAZKA Group	(17)	(15)	(7)
Corporate – Allwyn	–	–	(23)

Operating EBITDA Adjustments Breakdown

	2019	2020	2021
Austria adjustments			
Casino Linz insurance gain + restructuring non-personnel costs	–	(4)	(1)
Argentina arbitration gain	–	–	(16)
Other	–	–	(5)
Total Austria adjustments	**–**	**(4)**	**(21)**
Czech Republic adjustments			
Gain from cancellation of obligation to acquire entity	–	(2)	–
Charitable donation to support disaster relief and other	–	–	4
Total Czech Republic adjustments	**–**	**(2)**	**4**
Greece and Cyprus adjustments			
Hellenic Lotteries minimum gaming tax adjustment	–	38	25
Litigation provision	(16)	5	(1)
COVID-19 related extraordinary costs	–	10	(4)
Other non-recurring costs and write-offs	17	13	3
Total Greece and Cyprus adjustments	**1**	**66**	**23**
Corporate adjustments – SAZKA Group			
Inorganic business development costs	10	15	20
Arbitration gain	–	–	(13)
Total Corporate adjustments – SAZKA Group	**10**	**15**	**7**
Corporate adjustments – Allwyn			
Inorganic business development costs	–	–	16
Total Corporate adjustments – Allwyn	**–**	**–**	**16**

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The risks presented below are certain of the general risks related to Allwyn AG (or "Swiss NewCo," following the closing of the Business Combination) (the "Company") (the Company, together with its subsidiaries, joint ventures and associates, the "Group"), Cohn Robbins Holdings Corp. ("SPAC") and the Proposed Business Combination between the Company and SPAC (the "Business Combination") and such list is not exhaustive. The list below has been prepared solely for purposes of the Business Combinations, and solely for potential investors in the Business Combination, and not for any other purpose. You should carefully consider these risks and uncertainties, and should carry out your own diligence and consult with your own financial and legal advisors concerning the risks and suitability of such an investment before making an investment decision. Risks relating to the business of the Company are included in the Form F - 4 filed by the Company with the SEC on May 20, 2022. The risks presented in such filings are consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and SPAC and the Business Combination, and may differ significantly from, and be more extensive than, those presented below. Risks Related to the Group's Industry and Business • Risks related to COVID - 19 and related public health measures; • Risks related with the strict and ongoing regulation of the lottery and gaming industry; • Risks related to the maintenance of licenses and concessions in each jurisdiction, which may be dependent on shareholders also meeting specific regulatory requirements; • Risks related to the potential loss, modification, or challenges to Allwyn AG’s licenses and concession agreements; • Changes in tax regimes, tax audits, tax penalties, and special levies and fees; • Risks related to Allwyn AG’s potential inability to respond to future changes in technology; • Risks related to government actions, political events or other changes in the countries in which Allwyn AG operates; • Risks related to the competitiveness of the gaming industry; • Risks related to the illegal lottery and gaming market and competitors whose legal status is unclear; • Inability to successfully obtain the expected benefits from existing or future strategic investments, partnerships and acquisitions; • Risks related to not wholly owning several of the entities that operate Allwyn AG’s businesses and that account for a substantial portion of its GGR; • Risks related to the use of a network of agents for product distribution; • Reliance on a low number of suppliers; • Allwyn AG’s business model depending upon the continued comparability between its platforms and the major mobile operating systems and upon third - party platforms for its product distribution; • Risks related to Allwyn AG’s business and third parties’ failure to maintain effective compliance procedures and policies; • Risks related to the negative perception and publicity about the lottery and gaming industry; • Technical failures and security breaches of operating systems and networks; • Risks related to pay - out fluctuations or betting outcomes; • Fluctuations in the timing and frequency of sporting events during the calendar year; • Inability to successfully maintain and enhance Allwyn AG’s brands; • Risks related to the name change and rebranding from SAZKA Entertainment to Allwyn; • Uncertainties about consumer preferences for lotteries and games; • Identification of a material weakness and a potential failure to maintain effective and proper internal controls; • Swiss NewCo’s Slovakian auditor is not currently subject to PCAOB inspection; • Uncertainties surrounding Allwyn AG’s online offerings; • Risks related to data leakage; • Risks related to work stoppages or other labor disputes; • Inability to attract, train or retain key management and qualified employees; • Taxation of unrealized foreign exchange gains; • Failure to maintain adequate insurance for Allwyn AG’s business activities; • Risks related to the breach of intellectual property rights; • Risks related to Allwyn AG’s substantial indebtedness; • Control exerted by the existing major shareholder of Allwyn AG; • Risks related to additional tax liabilities; • Uncertainties surrounding Allwyn AG’s financial projections of Allwyn AG and its subsidiaries; • Risks relating to Allwyn AG’s substantial indebtedness; 98 Risk factors

Risk factors (Continued) 99 Risks Related to the Company’s Industry and Business • Risks relating to the conflict between Russia and Ukraine; • A potential adverse affect on Allwyn AG’s operations by ongoing developments in Russia, Ukraine and surrounding countries; • Unstable market and economic conditions are expected to have additional global consequences; • Swiss NewCo is not guaranteed to become the next UKNL (as defined below) operator; and • Camelot’s (as defined below) recent results and past performance may not be indicative of Swiss NewCo’s future results and performance. Risks Relating to the Swiss NewCo Shares • Lack of prior public trading of the Swiss NewCo Class B Shares; • Risks related to the Swiss NewCo Class B Shares not being listed in the Company’s home jurisdiction, and the resulting lack of shareholder protections under Swiss law; • KKCG’s voting control will limit or preclude the ability of other shareholders to influence corporate matters; • Risks related to the dual - class share structure depressing the Swiss NewCo Class B Shares’ trading price; • Compliance with gaming regulatory requirements by certain shareholders; • Risks related to the issuance of additional debt or equity securities and its resulting dilution of other shareholdings; • Shareholders may not have, or be entitled to exercise, preferential subscription rights in future equity offerings; • Risks related to shareholder’s rights and responsibilities under Swiss law, which will differ in some respects from the rights and obligations of shareholders under the laws of other jurisdictions; • Risks related to Allwyn AG’s reliance on its subsidiaries to make dividend payments and distributions; and • Exchange rate risk for shareholders or investors whose principal currency is not the euro. Risks Related to the Business Combination • Lack of operating or financial history; • Risks associated with the COVID - 19 pandemic; • Inability of Cohn Robbins and Allwyn AG to enter into certain transactions that might otherwise be beneficial to Cohn Robbins, Allwyn AG or their respective shareholders during the pre - closing period; • Loss of key management personnel and other key employees; • Third - party delays; • Differences in voting for the Business Combination between the Cohn Robbins Sponsor LLC and Cohn Robbins’ shareholders; and • Waiving conditions to the Business Combination. Risks if the Adjournment Proposal is Not Approved • The Cohn Robbins Board will not have the ability to adjourn the extraordinary general meeting of shareholders to, among other things, solicit further votes and the Business Combination will not be approved. Risks if the Business Combination is Not Consummated • Cohn Robbins would cease all operations except for the purpose of winding up; • You will not have any rights or interests in funds from the Cohn Robbins' trust account (the "Trust Account") except under limited circumstances; • Public shareholders of Cohn Robbins may not receive any redemption payments from the Trust Account until after September 11, 2022; • If the Business Combination is not consummated, a potential target may perceive leverage over Cohn Robbins in negotiating an initial business combination; and • Resources could be used to research acquisitions that are not completed and, if an initial business combination is not completed by September 11, 2022, Cohn Robbins’ public shareholders may receive only approximately $10.00 per share (or less than $10.00 per share in certain circumstances).

Risk factors (Continued) 100 Risks Related to Cohn Robbins • There is no guarantee that a Cohn Robbins shareholder’s decision to redeem shares for a pro rata portion of the Trust Account will put such shareholder in a better future economic position; • If a Cohn Robbins shareholder fails to comply with the redemption requirements specified herein, they will not be entitled to redeem their Cohn Robbins public shares; • If you or a “group” of shareholders of which you are a part are deemed to hold an aggregate of 15% of the public shares, you will lose the ability to redeem all such shares in excess of 15% of the Cohn Robbins public shares; • The Cohn Robbins Initial Shareholders and Cohn Robbins’ officers and directors have interests that are different, or in addition to, the interests of Cohn Robbins’ shareholders and a conflict of interest may have existed in determining whether the Business Combination is appropriate; • Certain Cohn Robbins shareholders and Cohn Robbins’ officers and directors agreed to vote in favor of the Business Combination; • Cohn Robbins Sponsor LLC or any of Cohn Robbins’ directors, officers or advisors may elect to purchase Cohn Robbins stock or public warrants prior to the consummation of the Business Combination; • Cohn Robbins' public warrants and private placement warrants are accounted for as liabilities; • Cohn Robbins has identified a material weakness in its internal controls over financial reporting; • Cohn Robbins (and Swiss NewCo, following the Business Combination) may face litigation and other risks as a result of the material weakness in Cohn Robbins’ internal controls over financial reporting; • Each of Cohn Robbins and Allwyn AG will incur significant transaction and transition costs in connection with the Business Combination; • The exercise of redemption rights with respect to a large number of Cohn Robbins public shares could increase the probability that the Business Combination would be unsuccessful; • Cohn Robbins’ public shareholders will experience immediate dilution in the Business Combination; • A third - party valuation was not obtained in determining whether or not to pursue the Business Combination; • Founders holding certain shares control the election of the Cohn Robbins Board until the consummation of a business combination; • Cohn Robbins’ discretion in agreeing to changes or waivers in the Business Combination Agreement may result in a conflict of interest; • Subsequent to consummation of the Business Combination, Swiss NewCo may be exposed to unknown or contingent liabilities; • Investors will not have the same benefits as an investor in an underwritten public offering; • The Trust Account could be reduced in the event third parties bring claims against Cohn Robbins; • The Cohn Robbins Board may decide not to enforce the indemnification obligations of Cohn Robbins Sponsor LLC; • Risks relating to a winding - up or bankruptcy or insolvency position; • Cohn Robbins shareholders may be held liable for claims by third parties against Cohn Robbins; • Risks relating to Cohn Robbins’ status as incorporated under the laws of the Cayman Islands and • A provision in Cohn Robbins’ warrant agreement may make it more difficult for Cohn Robbins to consummate the Business Combination. Risks Related to the Redemption of Cohn Robbins Class A Shares • As the number of redemptions of Cohn Robbins shares increase, the implied value of Swiss NewCo shares ultimately issuable to Cohn Robbins’ shareholders will also increase; and • Cohn Robbins has a minimum cash condition, which may make it more difficult for Cohn Robbins to complete the Business Combination.